EXHIBIT 99.2
------------



                                  $300,529,000
                                  (Approximate)
                                 GSAMP 2003-AHL
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

 Overview of the Offered Certificates

------------------------------------------------------------------------------------------------------------------------------------
                      Approximate
                        Initial                                                   Initial       Average     Principal
                       Principal     Certificate      Primary        Credit    Pass-Through      Life        Payment       S&P/Fitch
 Certificates         Balance (6)        Type    Collateral Group   Support      Rate (2)      (yrs)(3)    Window (3)(4)    Ratings
------------------------------------------------------------------------------------------------------------------------------------
  A-1                  $179,587,000       Sr        Group I (1)      16.50%     LIBOR +[%]       2.37      11/03-11/10      AAA/AAA

  A-2                   $77,131,000       Sr        Group II (1)     16.50%     LIBOR +[%]       2.64      11/03-11/10      AAA/AAA

  A-IO           Notional Amount (5)      Sr       Group I and II     N/A          5.5%          N/A           N/A          AAA/AAA

  M-1                   $17,678,000      Mez       Group I and II    10.75%     LIBOR +[%]       4.85      02/07-11/10       AA/AA

  M-2                   $13,836,000      Mez       Group I and II     6.25%     LIBOR +[%]       4.79      12/06-11/10        A/A

  B-1                    $8,454,000      Sub       Group I and II     3.50%     LIBOR +[%]       4.77      11/06-11/10      BBB/BBB

  B-2                    $3,843,000      Sub       Group I and II     2.25%     LIBOR +[%]       4.75      11/06-11/10     BBB-/BBB-

  Total                $300,529,000
------------------------------------------------------------------------------------------------------------------------------------

      (1) The Class A-1 and Class A-2 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A-1 and Class A-2 Certificates may receive principal from the other collateral group.

      (2) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

      (3)   Assuming payment based on the pricing speeds outlined in "Key Terms
            - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

      (4) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in October 2033.

      (5) The Class A-IO Certificates pay interest only based on a notional amount. The notional amount will decrease over time according to a schedule described under "Class A-IO Components" below. Interest on the Class A-IO Certificates will be paid monthly at a rate of 5.5% based on the notional amount, subject to a cap as described below.

      (6) The initial aggregate principal balance of the LIBOR Certificates and the initial notional amount of the Class A-IO Certificates will be subject to an upward or downward variance of no more than approximately 5%.

Selected Mortgage Pool Data (7)

------------------------------------------------------------------------------------------------------------------------
                                                     Group I                         Group II
                                        -------------------------------------------------------------
                                         Adjustable                       Adjustable
                                            Rate         Fixed Rate           Rate        Fixed Rate        Aggregate
------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:            $184,367,182    $30,708,606       $41,588,050     $50,783,708      $307,447,546

Number of Mortgage Loans:                      1,154            227               181             351             1,913

Avg. Scheduled Principal Balance:           $159,764       $135,280          $229,768        $144,683          $160,715

Wtd. Avg. Gross Coupon:                        7.452%         7.514%            7.710%          7.181%            7.448%

Wtd. Avg. Net Coupon(8):                       6.942%         7.004%            7.200%          6.671%            6.938%

Wtd. Avg. Original FICO Score:                   629            630               617             636               629

Wtd. Avg. Original LTV Ratio:                  83.75%         79.53%            83.70%          82.96%            83.19%

Wtd. Avg. Std. Remaining Term (Mo.):             357            322               357             326               348

Wtd. Avg. Seasoning (Mo.):                         3              3                 3               3                 3

Wtd. Avg. Months to Roll(9):                      30            N/A                30             N/A                30

Wtd. Avg. Gross Margin(9):                      6.13%           N/A              6.36%            N/A              6.17%

Wtd. Avg. Initial Rate Cap(9):                  1.50%           N/A              1.50%            N/A              1.50%

Wtd. Avg. Periodic Rate Cap(9):                 1.50%           N/A              1.50%            N/A              1.50%

Wtd. Avg. Gross Max. Lifetime Rate(9):         14.45%           N/A             14.71%            N/A             14.50%
------------------------------------------------------------------------------------------------------------------------

      (7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

      (8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

      (9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

 Features of the Transaction

      o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated by Accredited Home Lenders, Inc. ("Accredited").

      o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 2.25% and excess spread.

      o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Group II Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the Class A-2, A-IO (portion that accrues off the Class A-IO(2)), M-1, M-2, B-1,and B-2 Certificates in the manner described herein. The Group II Interest Rate Cap will have an initial notional amount of $50,783,708 (the initial Group II fixed rate notional amount), a term of 60 months and a strike rate of 1-month LIBOR equal to 7.00% up to 9.25%. (See Appendix A for the Group II Interest Rate Cap details).

      o The Mortgage Loans will be serviced by Chase Manhattan Mortgage Corporation.

      o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

      o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

      o The transaction will be modeled on INTEX as "GSA03AH1" and on Bloomberg as "GSAMP 03 AH1".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:        October 30, 2003

Cut-off Date:                 October 1, 2003

Expected Pricing Date:        On or before October 25, 2003

First Distribution Date:      November 25, 2003

Key Terms

Offered Certificates:         Class A-1, A-2, A-IO, M-1, M-2, B-1 and B-2
                              Certificates

LIBOR Certificates:           Class A-1, A-2, M-1, M-2, B-1 and B-2
                              Certificates

Class A Certificates:         Class A-1, A-2 and A-IO Certificates

Class A LIBOR Certificates:   Class A-1 and A-2 Certificates

Depositor:                    GS Mortgage Securities Corp.

Manager:                      Goldman Sachs & Co.

Servicers:                    Chase Manhattan Mortgage Corporation

Trustee:                      Wells Fargo Bank Minnesota, National Association

Servicing Fee Rate:           50 bps

Trustee Fee Rate:             1 bp

Interest Rate Cap Provider:   Goldman Sachs Capital Markets LP. The short-term
                              unsecured debt obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated P-1 by Moody's Investors Service Inc., A-1 by Standard & Poor's Ratings Group and F1+ by
                              Fitch Ratings. The long-term unsecured debt obligations of the guarantor are rated Aa3 by Moody's, A+ by S&P and AA- by Fitch

Distribution Date:            25th day of the month or the following Business
                              Day

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Record Date:                  For any Distribution Date, the last Business Day
                              of the accrual period

Delay Days:                   0 day delay on all Offered Certificates

Day Count:                    Actual/360 basis (except for the Class A-IO which
                              will accrue interest on a 30/360 basis)

Due Period:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs

Interest Accrual Period:      The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date

Pricing Prepayment
Assumption:                   Adjustable rate mortgage loans:  28% CPR
                              Fixed rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter

Mortgage Loans:               The trust will consist of two groups of subprime,
                              fixed and adjustable rate, first lien residential mortgage loans

Group I Mortgage Loans:       Approximately $215,075,788 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac

Group II Mortgage Loans:      Approximately $92,371,758 of Mortgage Loans with
                              original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:


                              Initial Gross WAC:                                        7.4483%

                              Less Fees & Expenses(1):                                  0.5100%

                              Net WAC:                                                  6.9383%

                              Less Initial LIBOR Certificate Coupon (Approx.)(2):       1.6526%

                              Less Initial A-IO Coupon:                                 1.6100%
                              ---------------------------------------------------      --------
                              Initial Excess Spread:                                    3.6757%

                                  (1) Includes the servicing fee and trustee
                                      fees.

                                  (2) Assumes 1-month LIBOR equal to 1.12% and
                                      a 30-day month.

Servicer Advancing:           Yes as to principal and interest, subject to
                              recoverability

Compensating Interest:        The Servicer shall provide compensating interest
                              equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                              Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related
                              Distribution Date occurs and (B) the aggregate
                              Servicing Fee received by the Servicer for that Distribution Date

Optional Clean-up Call:       The transaction has a 10% optional clean-up call

Rating Agencies:              Standard & Poor's Ratings Group and Fitch Ratings

Minimum Denomination:         $50,000 with regard to each of the Offered
                              Certificates

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Legal Investment:             It is anticipated that the Class A-1, A-2, A-IO,
                              and M-1 Certificates will be SMMEA eligible

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid (1) to the Class A-1 Certificates, up to the Group I Principal Distribution Amount, (2) to the Class A-2 Certificates up to the Group II Principal Distribution Amount, and (3) any available remaining Principal Distribution Amount will be distributed sequentially to the Class M-1, M-2, B-1 and B-2 Certificates. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. Interest on the Class A-IO Certificates will be paid monthly at a rate of 5.5% based on the notional amount, subject to a cap as described below. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940, as amended (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the LIBOR Certificates attributable to the WAC Cap, the applicable loan group cap (or in the case of the Class A-IO Certificates, subject to a cap as described below), will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.25% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A LIBOR Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in November 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A LIBOR Certificates is greater than or equal to 33.00%.

----------------------------------------------------------------------------------------------------------
              Class                     Initial Subordination Percentage         Step-Down Date Percentage
----------------------------------------------------------------------------------------------------------
                A                                    16.50%                                33.00%
----------------------------------------------------------------------------------------------------------
               M-1                                   10.75%                                21.50%
----------------------------------------------------------------------------------------------------------
               M-2                                    6.25%                                12.50%
----------------------------------------------------------------------------------------------------------
               B-1                                    3.50%                                 7.00%
----------------------------------------------------------------------------------------------------------
               B-2                                    2.25%                                 4.50%
----------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 42.50% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-------------------------------------------------------------------------------------------------------------------------------
             Distribution Date                                       Cumulative Realized Loss Percentage:
-------------------------------------------------------------------------------------------------------------------------------
       November 2006 - October 2007             3.500% for the first month, plus an additional 1/12th of 2.250% for each month thereafter (e.g., approximately 3.688% in December 2006)
-------------------------------------------------------------------------------------------------------------------------------
       November 2007 - October 2008             5.750% for the first month, plus an additional 1/12th of 0.750% for each month thereafter (e.g., approximately 5.813% in December 2007)
-------------------------------------------------------------------------------------------------------------------------------
       November 2008 - October 2009             6.500% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 6.542% in December 2008)
-------------------------------------------------------------------------------------------------------------------------------
       November 2009 and thereafter                                                 7.000%
-------------------------------------------------------------------------------------------------------------------------------

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the Optional Clean-up Call date is first exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A LIBOR Certificates will increase to 2 times the margin at issuance and the margin for the Class M-1, M-2, B-1 and B-2 Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-IO(1) Pass-Through Rate. The Class A-IO(1) component of the Class A-IO Certificates will accrue interest at a per annum interest rate equal to the lesser of 5.5% and the Class A-IO(1) Net WAC Cap. The Class A-IO(1) will accrue interest for each Interest Accrual Period related to a Distribution Date on or prior to the Distribution Date in April 2005, thereafter the Class A-IO(1) component will not accrue interest and the Class A-IO Certificates will not be entitled to interest payments.

Class A-IO(2) Pass-Through Rate. The Class A-IO(2) component of the Class A-IO Certificates will accrue interest at a per annum interest rate equal to the lesser of 5.5% and the Class A-IO(2) Net WAC Cap. The Class A-IO(2) will accrue interest for each Interest Accrual Period related to a Distribution Date on or prior to the Distribution Date in April 2005, thereafter the Class A-IO(2) component will not accrue interest and the Class A-IO Certificates will not be entitled to interest payments.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A-IO Pass-Through Rate. The sum of (i) the product of (x) the Class A-IO(1) component notional amount for the related Interest Accrual Period and
(y) the Class A-IO(1) Pass-Through Rate and (ii) the product of (x) the Class A-IO(2) component notional amount for the related Interest Accrual Period and
(y) the Class A-IO(2) Pass-Through Rate; divided by the Class A-IO Notional Amount for the related Interest Accrual Period.

Class A-IO(1) Net WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate.

Class A-IO(2) Net WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate.

The Class A-IO Components. Solely for the purpose of determining distributions of interest on the Class A-IO Certificates from each loan group, the Class A-IO Certificates will have a notional amount (the "Class A-IO Notional Amount") that is comprised of two components: the A-IO(1) Component relating to the Group I Mortgage Loans and the A-IO(2) Component relating to the Group II Mortgage Loans. On each Distribution Date occurring during the periods set forth below, the Component Notional Amounts of the A-IO(1) and A-IO(2) Components will equal the lesser of (i) the respective A-IO component scheduled notional amount; and
(ii) the aggregate outstanding principal balance of the respective loan group at the beginning of the Due Period.

Distribution Period         A-IO(1) Scheduled     A-IO(2) Scheduled       Aggregate Scheduled
(Months)                      Notional Amount       Notional Amount           Notional Amount
---------------------------------------------------------------------------------------------
1 to 6                            $62,975,000           $27,025,000              $90,000,000
7 to 12                            55,978,000            24,022,000               80,000,000
13 to 18                           27,989,000            12,011,000               40,000,000
19 and thereafter                           0                     0                        0

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate and less the Class A-IO Pass-Through Rate divided by 12 (in the case of the first Distribution Date 360/Actual days in the Interest Accrual Period) and multiplied by a fraction the numerator of which is the notional amount of the Class A-IO for that Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Mortgage Loans at the beginning of the Due Period (adjusted to an actual/360 day basis).

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate and less the Class A-IO(1) Pass-Through Rate divided by 12 (in the case of the first Distribution Date 360/Actual days in the Interest Accrual Period) and multiplied by a fraction of which the numerator is the notional amount of the A-IO(1) Component for that Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Group I Mortgage Loans at the beginning of the Due Period (adjusted to an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate and less the Class A-IO(2) Pass-Through Rate divided by 12 (in the case of the first Distribution Date 360/Actual days in the Interest Accrual Period) and multiplied by a fraction of which the numerator is the notional amount of the A-IO(2) Component for that Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Group II Mortgage Loans at the beginning of the Due Period (adjusted to an actual/360 day basis).

Class A-1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the WAC Cap).

Class A-2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

class of certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class A-IO(1) Component Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-IO(1) will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-IO(1) Pass-Through Rate (without regard to the Class A-IO(1) Net WAC Cap) over interest due on such class of certificates at a rate equal to the Class A-IO(1) Net WAC Cap; (ii) any Class A-IO(1) Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and
(iii) interest on the amount in clause (ii) at the Class A-IO(1) Pass-Through Rate (without regard to the Class A-IO(1) Net WAC Cap).

Class A-IO(2) Component Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-IO(2) will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-IO(2) Pass-Through Rate (without regard to the Class A-IO(2) Net WAC Cap) over interest due on such class of certificates at a rate equal to the Class A-IO(2) Net WAC Cap; (ii) any Class A-IO(2) Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and
(iii) interest on the amount in clause (ii) at the Class A-IO(2) Pass-Through Rate (without regard to the Class A-IO(2) Net WAC Cap).

Class M-1, M-2, B-1 and B-2 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

         (i)      Concurrently,

                  (A) from Interest Remittance Amounts related to the Group I
            Mortgage Loans, concurrently to the Class A-1 Certificates and the A-IO(1) Component, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates and the A-IO(1) Component from prior Distribution Dates,

                  (B) from Interest Remittance Amounts related to the Group II
            Mortgage Loans, concurrently to the Class A-2 Certificates and the A-IO(2) Component, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates and the A-IO(2) Component from prior Distribution Dates,

                  (C) provided, that if the Interest Remittance Amount for
            either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

         (ii)     to the Class M-1 Certificates, their Accrued Certificate
                  Interest,

         (iii)    to the Class M-2 Certificates, their Accrued Certificate
                  Interest,

         (iv) to the Class B-1 Certificates, their Accrued Certificate Interest, and

         (v)      to the Class B-2 Certificates, their Accrued Certificate
                  Interest.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distributions on the LIBOR Certificates. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates the Group I Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

         (i) to the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

         (ii) to the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

         (iii) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

         (iv) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balances of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

         (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

         (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

         (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero, and

         (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero.

Class A Principal Allocation. All principal distributions to the Class A LIBOR Certificates on any Distribution Date will be allocated between (i) the Class A-1 Certificates and (ii) the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date; provided, however, that if the Certificate Principal Balance of any class of Class A LIBOR Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the other Class A LIBOR Certificates remaining outstanding until the Certificate Principal Balance of such Class have been reduced to zero. However, from and after the Distribution Date

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

on which the aggregate Certificate Principal Balances of the Class M-1, M-2, B-1 and B-2 Certificates have been reduced to zero, any principal distributions allocated to the Class A LIBOR Certificates are required to be allocated pro rata to the Class A LIBOR Certificates, based on their respective Certificate Principal Balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

         (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

         (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

         (iii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

         (iv) to the Class B-2 Certificates, their unpaid interest shortfall amount,

         (v) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, and any Class A-IO Basis Risk Carry Forward Amount to the Class A-IO Certificates,

         (vi) sequentially, to Class M-1, M-2, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and

         (vii) (A) from any available Group II Interest Rate Cap payments, concurrently to the Class A-2 Certificates up to their unpaid Class A-2 Basis Risk Carry Forward Amount and to the Class A-IO Certificates up to their unpaid A-IO(2) Basis Risk Carry Forward Amount, (B) from any remaining Group II Interest Rate Cap payments, sequentially to the Class M-1, M-2, B-1 and B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining to the excess cashflow certificates.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-2 Certificates, and sixth to the Class M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A-1, A-2, and A-IO Certificates.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees and trustee fees.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or any similar state statutes. For the Class A-IO on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the Class A-IO Notional Amount of the Class A-IO for the related period at the Class A-IO Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or any similar state statutes.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount.  On any Distribution Date, the sum of

         (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date,

         (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

         (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

         (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

         (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

         (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type

                                          0-12             13-24             25-36          37-48        49-60
     Product          No Penalty         Months            Months           Months         Months        Months           Total
----------------    ------------     ------------      ------------     ------------    ----------    -----------     ------------
2/28 ARM             $27,264,517       $4,089,865       $20,216,397       $3,721,414      $195,627       $466,097      $55,953,918
3/27 ARM              16,431,446        1,898,134         2,152,828      145,809,623     1,488,513      2,220,770      170,001,314
Fixed Balloon            710,397                0                 0        3,789,172             0      4,627,514        9,127,082
Fixed Rate            10,496,627        4,256,753           849,007       16,471,369        79,881     40,211,596       72,365,232
----------------    ------------     ------------      ------------     ------------    ----------    -----------     ------------
TOTAL                $54,902,987      $10,244,752       $23,218,231     $169,791,577    $1,764,021    $47,525,977     $307,447,546
================    ============     ============      ============     ============    ==========    ===========     ============

                                          0-12             13-24             25-36          37-48        49-60
     Product          No Penalty         Months            Months           Months         Months        Months
----------------    ------------     ------------      ------------     ------------    ----------    -----------
2/28 ARM                 48.73%           7.31%           36.13%             6.65%          0.35%        0.83%
3/27 ARM                  9.67            1.12             1.27             85.77           0.88         1.31
Fixed Balloon             7.78            0.00             0.00             41.52           0.00        50.70
Fixed Rate               14.51            5.88             1.17             22.76           0.11        55.57
----------------    -----------      ----------        ---------        ----------      ---------     --------
TOTAL                    17.86%           3.33%            7.55%            55.23%          0.57%       15.46%
================    ===========      ==========        =========        ==========      =========     ========

The assumptions for the Class A-IO Price Yield Table below are as follows:

o   The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o   Modified Duration assumes a price of 6.216246%

Class A-IO Price Yield Table


                      Price (%)                            Yield (%)
            ---------------------------           -------------------------
                      6.178746                              3.9321
                      6.186246                              3.7447
                      6.193746                              3.5578
                      6.201246                              3.3714
                      6.208746                              3.1855
                      6.216246                              3.0000
                      6.223746                              2.8150
                      6.231246                              2.6305
                      6.238746                              2.4464
                      6.246246                              2.2628
                      6.253746                              2.0797

Modified Duration: 0.651


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

   The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on October 16, 2003) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

----------------------------------------------------------------------------------------------------------------------------------
                                            First Dollar of Loss                  LIBOR Flat                      0% Return
----------------------------------------------------------------------------------------------------------------------------------
   Class M-1      CDR (%)                                    20.36                           20.64                          22.14


                  Yield (%)                                 4.1175                          3.4841                         0.0208

                  WAL                                         4.40                            4.40                           4.16

                  Modified Duration                           4.08                            4.09                           4.00

                  Principal Window                   03/08 - 03/08                   03/08 - 03/08                  01/08 - 01/08

                  Principal Writedown            14,857.95 (0.08%)              552,689.02 (3.13%)          3,018,650.43 (17.08%)

                  Total Collat Loss         45,952,537.89 (14.95%)          46,445,444.36 (15.11%)         48,460,334.25 (15.76%)
----------------------------------------------------------------------------------------------------------------------------------
   Class M-2      CDR (%)                                    13.21                           13.83                          14.91

                  Yield (%)                                 5.4493                          3.7189                         0.0225

                  WAL                                         5.15                            5.03                           4.67

                  Modified Duration                           4.54                            4.50                           4.43

                  Principal Window                   12/08 - 12/08                   11/08 - 11/08                  09/08 - 09/08

                  Principal Writedown             5,958.83 (0.04%)            1,299,334.35 (9.39%)          3,486,648.20 (25.20%)

                  Total Collat Loss         34,001,491.68 (11.06%)          35,147,022.06 (11.43%)         37,011,837.27 (12.04%)
----------------------------------------------------------------------------------------------------------------------------------
   Class B-1      CDR (%)                                     9.52                           10.25                          10.81

                  Yield (%)                                 7.5299                          3.7666                         0.0093

                  WAL                                         5.57                            5.30                           4.92

                  Modified Duration                           4.58                            4.55                           4.53

                  Principal Window                   05/09 - 05/09                   04/09 - 04/09                  03/09 - 03/09

                  Principal Writedown            19,625.01 (0.23%)           1,814,554.72 (21.46%)          3,118,858.82 (36.89%)

                  Total Collat Loss          26,339,552.97 (8.57%)           27,950,114.35 (9.09%)          29,120,357.70 (9.47%)

----------------------------------------------------------------------------------------------------------------------------------
   Class B-2      CDR (%)                                     8.14                            8.40                           8.63

                  Yield (%)                                 7.5538                          3.9417                         0.0361

                  WAL                                         5.74                            5.61                           5.35

                  Modified Duration                           4.68                            4.70                           4.71

                  Principal Window                   07/09 - 07/09                   07/09 - 07/09                  07/09 - 07/09

                  Principal Writedown            17,761.55 (0.46%)             877,356.70 (22.83%)          1,571,518.03 (40.89%)

                  Total Collat Loss          23,166,858.44 (7.54%)           23,819,125.57 (7.75%)          24,391,971.48 (7.93%)
----------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data

                       The Mortgage Loans - All Collateral

Scheduled Principal Balance:                                         $307,447,546

Number of Mortgage Loans:                                                   1,913

Average Scheduled Principal Balance:                                     $160,715

Weighted Average Gross Coupon:                                             7.448%

Weighted Average Net Coupon:                                               6.938%

Weighted Average Original FICO Score:                                         629

Weighted Average Original LTV Ratio:                                       83.19%

Weighted Average Stated Remaining Term (months):                              348

Weighted Average Seasoning (months):                                            3

Weighted Average Months to Roll:                                               30

Weighted Average Gross Margin:                                              6.17%

Weighted Average Initial Rate Cap:                                          1.50%

Weighted Average Periodic Rate Cap:                                         1.50%

Weighted Average Gross Maximum Lifetime Rate:                              14.50%

                    Distribution by Current Principal Balance

                                                  Pct. Of
                                                   Pool By    Weighted                   Avg.      Weighted                Pct.
Current Principal     Number Of     Principal     Principal  Avg. Gross   Weighted    Principal   Avg. Orig.  Pct. Full   Owner
     Balance            Loans        Balance       Balance     Coupon     Avg. FICO    Balance       LTV      Loan Doc   Occupied
------------------    ---------   -------------   ---------  ----------   ---------   ---------   ----------  ---------  --------
$50,000 & Below            62       $2,640,076       0.86%      8.051%       604       $42,582      70.21%     80.85%     88.24%
$50,001 - $75,000         215       13,784,049       4.48       7.949        608        64,112      85.62      81.01      91.82
$75,001 - $100,000        278       24,499,407       7.97       7.645        624        88,127      84.05      67.97      96.16
$100,001 - 125,000        292       32,945,010      10.72       7.620        620       112,825      84.04      60.82      94.32
$125,001 - 150,000        229       31,454,258      10.23       7.609        615       137,355      85.09      62.94      97.24
$150,001 - 200,000        316       54,837,655      17.84       7.434        631       173,537      83.20      50.22      95.62
$200,001 - 250,000        228       51,167,680      16.64       7.410        634       224,420      82.40      43.29      96.88
$250,001 - 300,000        132       36,086,797      11.74       7.341        631       273,385      83.78      47.96      97.82
$300,001 - 350,000         82       26,537,547       8.63       7.263        644       323,629      83.30      38.07      96.35
$350,001 & Above           79       33,495,067      10.89       7.076        642       423,988      80.42      57.70      96.51
------------------    -------     ------------    -------     -------     ------      --------    -------     ------     ------
TOTAL                   1,913     $307,447,546     100.00%      7.448%       629      $160,715      83.19%     54.06%     96.08%
==================    =======     ============    =======     =======     ======      ========    =======     ======     ======

                          Distribution by Current Rate

                                                Pct. Of
                                                Pool By     Weighted                      Avg.      Weighted                  Pct.
                    Number Of    Principal     Principal   Avg. Gross    Weighted      Principal   Avg. Orig.  Pct. Full     Owner
Current Rate          Loans       Balance       Balance      Coupon      Avg. FICO      Balance       LTV      Loan Doc     Occupied
--------------      ---------  -------------   ---------   ----------    ---------     ---------   ----------  ---------    --------
6.99% & Below          647      $123,362,458     40.12%       6.637%        659        $190,668      81.46%      48.25%      97.09%
7.00 - 7.49%           278        42,465,118     13.81        7.284         634         152,752      84.11       51.60       96.43
7.50 - 7.99%           550        82,023,240     26.68        7.794         612         149,133      84.17       56.52       95.31
8.00 - 8.49%           146        20,041,398      6.52        8.276         584         137,270      83.99       66.53       96.24
8.50 - 8.99%           208        29,223,454      9.51        8.786         586         140,497      84.63       65.14       92.31
9.00 - 9.49%            25         3,133,966      1.02        9.268         564         125,359      83.29       72.01       98.61
9.50 - 9.99%            48         6,056,550      1.97        9.751         605         126,178      88.25       50.83      100.00
10.00% & Above          11         1,141,362      0.37       10.461         602         103,760      87.21       62.54       96.36
--------------      ------     -------------   -------     --------      ------        --------    -------     -------      ------
TOTAL                1,913      $307,447,546    100.00%       7.448%        629        $160,715      83.19%      54.06%      96.08%
==============      ======     =============   =======     ========      ======        ========    =======     =======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                            Pct. Of
                                            Pool By      Weighted                    Avg.        Weighted
                Number Of    Principal     Principal    Avg. Gross    Weighted     Principal    Avg. Orig.    Pct. Full   Pct. Owner
   FICO           Loans       Balance       Balance       Coupon      Avg. FICO     Balance        LTV        Loan Doc     Occupied
-----------     ---------   -----------    ---------    ----------    ---------    ---------    ----------    ---------   ----------
740 & Above          85     $15,883,890      5.17%         6.955%        759       $186,869       81.87%        27.02%      91.84%
720-739              66      13,039,873      4.24          6.968         730        197,574       81.73         24.81       90.09
700-719             102      18,757,030      6.10          7.044         709        183,892       83.00         30.55       97.68
680-699             158      27,407,781      8.91          7.000         689        173,467       83.23         30.55       94.27
660-679             218      35,499,802     11.55          7.317         668        162,843       84.77         32.57       95.36
640-659             212      32,873,802     10.69          7.206         650        155,065       84.06         45.89       96.95
620-639             198      32,092,400     10.44          7.344         629        162,083       86.67         57.59       97.38
600-619             164      27,568,567      8.97          7.649         610        168,101       85.48         61.26       92.66
580-599             159      22,050,351      7.17          7.605         590        138,681       84.88         65.69       97.46
560-579             117      18,721,912      6.09          7.647         570        160,016       81.46         66.92       97.88
540-559             163      24,005,054      7.81          7.878         548        147,270       81.32         83.31       98.36
520-539             169      24,204,189      7.87          8.123         530        143,220       78.69         86.64       98.86
500-519              96      14,632,728      4.76          8.095         512        152,424       79.07         94.78       97.92
499 & Below           5         601,991      0.20          9.264         492        120,398       71.25        100.00      100.00
N/A                   1         108,174      0.04          7.490         N/A        108,174       70.00        100.00      100.00
-----------     -------    ------------   -------         ------       -----       --------      ------        ------      ------
TOTAL             1,913    $307,447,546    100.00%         7.448%        629       $160,715       83.19%        54.06%      96.08%
===========     =======    ============   =======         ======       =====       ========      ======        ======      ======

                          Distribution by Original LTV

                                               Pct. Of
                                               Pool By    Weighted                    Avg.       Weighted
                  Number Of     Principal     Principal  Avg. Gross    Weighted     Principal    Avg. Orig.   Pct. Full   Pct. Owner
  Original LTV      Loans        Balance       Balance     Coupon      Avg. FICO     Balance        LTV       Loan Doc     Occupied
--------------    ---------   ------------    ---------  ----------    ---------    ---------    ----------   ---------   ----------
40.00% & Below        13          $700,650       0.23%     7.475%         621        $53,896       31.49%       52.30%     100.00%
40.01 - 50.00%        12         1,774,795       0.58      7.016          617        147,900       47.32        19.74       95.65
50.01 - 60.00%        45         6,888,110       2.24      7.357          583        153,069       55.95        55.56       93.39
60.01 - 70.00%        91        14,314,682       4.66      7.587          593        157,304       66.60        48.38       81.22
70.01 - 80.00%       865       147,180,171      47.87      7.257          648        170,150       79.06        33.79       96.09
80.01 - 85.00%       256        39,980,659      13.00      7.650          581        156,174       84.56        75.20       94.95
85.01 - 90.00%       259        43,276,378      14.08      7.585          602        167,090       89.63        68.45       97.59
90.01 - 95.00%       106        16,764,636       5.45      7.339          642        158,157       94.35        93.42      100.00
95.01 - 100.00%      266        36,567,465      11.89      7.867          654        137,472       99.95        81.10      100.00
---------------    -----      ------------     ------      -----         ----       --------      ------       ------     -------
TOTAL              1,913      $307,447,546     100.00%     7.448%         629       $160,715       83.19%       54.06%      96.08%
===============    =====      ============     ======      =====         ====       ========      ======       ======     =======

                       Distribution by Documentation Type

                                              Pct. Of
                                              Pool By     Weighted                    Avg.        Weighted
Documentation    Number Of    Principal      Principal   Avg. Gross   Weighted     Principal     Avg. Orig.  Pct. Full    Pct. Owner
    Type           Loans       Balance        Balance      Coupon     Avg. FICO     Balance         LTV      Loan Doc      Occupied
-------------    ---------  ------------     ---------   ----------   ---------    ---------     ----------  ---------    ----------
Full               1,131    $166,213,975       54.06%       7.521%       602        $146,962       85.69%     100.00%       95.76%
Stated               699     125,478,155       40.81        7.390        665         179,511       80.09        0.00        96.89
Limited               83      15,755,416        5.12        7.142        623         189,824       81.46        0.00        93.10
-------------    -------    ------------      ------        -----       ----        --------      ------      ------       ------
TOTAL              1,913    $307,447,546      100.00%       7.448%       629        $160,715       83.19%      54.06%       96.08%
=============    =======    ============      ======        =====       ====        ========      ======      ======       ======

                          Distribution by Loan Purpose

                                                Pct. Of
                                                Pool By      Weighted                    Avg.       Weighted
    Loan         Number Of       Principal      Principal   Avg. Gross    Weighted    Principal    Avg. Orig.  Pct. Full  Pct. Owner
  Purpose          Loans          Balance        Balance      Coupon      Avg. FICO    Balance        LTV      Loan Doc    Occupied
-------------    ---------     ------------     ---------   ----------    ---------   ---------    ----------  ---------  ----------
Cashout refi          895      $141,086,290       45.89%       7.425%        606      $157,638       81.81%      66.17%      95.21%
Purchase              766       131,148,353       42.66        7.404         662       171,212       84.47       35.90       96.19
Rate/Term refi        252        35,212,903       11.45        7.703         596       139,734       83.96       73.21       99.19
--------------      -----      ------------      ------       ------        ----      --------      ------      ------      ------
TOTAL               1,913      $307,447,546      100.00%       7.448%        629      $160,715       83.19%      54.06%      96.08%
==============      =====      ============      ======       ======        ====      ========      ======      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Occupancy Status

                                             Pct. Of
                                             Pool By      Weighted                     Avg.       Weighted
 Occupancy      Number Of     Principal     Principal    Avg. Gross    Weighted     Principal    Avg. Orig.   Pct. Full   Pct. Owner
   Status         Loans        Balance       Balance       Coupon      Avg. FICO     Balance        LTV       Loan Doc     Occupied
-----------     ---------   ------------    ---------    ----------    ---------    ---------    ----------   ---------   ----------
Owner            1,824      $295,406,930      96.08%       7.441%         628       $161,956       83.46%       53.88%     100.00%
Non-Owner           82        10,547,813       3.43        7.698          656        128,632       76.27        61.95        0.00
Second Home          7         1,492,803       0.49        7.166          665        213,258       77.85        34.39        0.00
-----------     ------      ------------     ------        -----         ----       --------      ------       ------      ------
TOTAL            1,913      $307,447,546     100.00%       7.448%         629       $160,715       83.19%       54.06%      96.08%
===========     ======      ============     ======        =====         ====       ========      ======       ======      ======

                          Distribution by Property Type

                                            Pct. Of
                                            Pool By      Weighted                    Avg.        Weighted
   Property     Number Of     Principal    Principal    Avg. Gross    Weighted     Principal    Avg. Orig.    Pct. Full   Pct. Owner
     Type         Loans        Balance      Balance       Coupon      Avg. FICO     Balance        LTV        Loan Doc     Occupied
-------------   ---------   ------------   ---------    ----------    ---------    ---------    ----------    ---------   ----------
Single Family     1,487     $229,169,930     74.54%       7.461%         625       $154,116       83.46%        56.62%      97.49%
PUD                 190       34,226,283     11.13        7.445          634        180,138       84.62         48.44       97.97
2-4 Family          128       27,004,054      8.78        7.420          645        210,969       80.01         49.73       83.68
Condo               105       16,791,034      5.46        7.333          641        159,915       81.72         36.83       93.00
Man. Housing          3          256,246      0.08        7.367          624         85,415       80.63        100.00      100.00
-------------    ------     ------------    ------        -----         ----       --------      ------        ------      ------
TOTAL             1,913     $307,447,546    100.00%       7.448%         629       $160,715       83.19%        54.06%      96.08%
=============    ======     ============    ======        =====         ====       ========      ======        ======      ======


                              Distribution by State

                                                   Pct. Of      Weighted
                                                    Pool By        Avg.                  Avg.       Weighted                  Pct.
                     Number Of      Principal      Principal      Gross   Weighted    Principal    Avg. Orig.  Pct. Full     Owner
       State           Loans         Balance        Balance      Coupon   Avg. FICO    Balance        LTV      Loan Doc     Occupied
-------------------  ---------     -----------     ---------    --------  ---------   ---------    ----------  ---------    --------
California(Southern)     283       $60,789,048       19.77%       7.136%     633      $214,802       80.40%      38.34%      95.13%
California(Northern)     181        41,058,516       13.35        7.093      643       226,843       80.95       39.92       95.31
Florida                  166        20,791,272        6.76        7.609      622       125,249       83.16       43.56       96.53
New York                  96        20,655,131        6.72        7.589      637       215,158       83.05       65.98       94.03
New Jersey                71        15,550,460        5.06        7.411      621       219,021       80.95       65.61       97.11
Texas                    113        13,316,045        4.33        7.582      609       117,841       79.90       66.35       98.27
Illinois                  71        11,482,595        3.73        7.759      625       161,727       83.90       61.02       96.93
Maryland                  43         8,279,312        2.69        7.695      627       192,542       84.82       58.17       95.90
Virginia                  45         8,141,027        2.65        7.592      633       180,912       82.95       43.28       95.27
Indiana                   84         7,745,762        2.52        7.689      617        92,211       88.97       76.82       99.03
Ohio                      63         7,319,937        2.38        7.821      596       116,189       90.98       78.12       99.00
Others                   697        92,318,438       30.03        7.608      628       132,451       85.60       62.58       96.43
-------------------   ------      ------------     -------       ------     ----      --------      ------      ------      ------
TOTAL                  1,913      $307,447,546      100.00%       7.448%     629      $160,715       83.19%      54.06%      96.08%
===================   ======      ============     =======       ======     ====      ========      ======      ======      ======

                            Distribution by Zip Code

                                           Pct. Of
                                           Pool By      Weighted                    Avg.        Weighted
            Number Of       Principal     Principal    Avg. Gross    Weighted     Principal     Avg. Orig.    Pct. Full   Pct. Owner
Zip Code      Loans          Balance       Balance       Coupon      Avg. FICO     Balance         LTV        Loan Doc     Occupied
--------    ---------     ------------    ---------    ----------    ---------    ---------     ----------    ---------   ----------
93905             6         $1,464,845       0.48%        7.202%        657       $244,141        76.85%       19.06%       85.69%
95116             4          1,449,270       0.47         6.591         663        362,318        79.79        34.41       100.00
94565             5          1,423,426       0.46         7.863         572        284,685        85.15        69.00       100.00
91910             5          1,327,874       0.43         7.166         606        265,575        80.03        38.98       100.00
60639             5          1,304,591       0.42         7.555         640        260,918        86.22        60.85       100.00
94509             4          1,119,401       0.36         7.437         571        279,850        86.18        81.47       100.00
95758             4          1,064,741       0.35         7.007         643        266,185        87.46        51.89       100.00
92057             4            946,763       0.31         7.302         662        236,691        83.44         0.00       100.00
08527             3            931,197       0.30         7.112         623        310,399        88.72        63.03       100.00
92154             4            926,299       0.30         7.079         610        231,575        85.05        26.11       100.00
Others        1,869        295,489,139      96.11         7.457         629        158,100        83.18        54.43        96.00
--------     ------       ------------     ------        ------        ----       --------       ------       ------       ------
TOTAL         1,913       $307,447,546     100.00%        7.448%        629       $160,715        83.19%       54.06%       96.08%
========     ======       ============     ======        ======        ====       ========       ======       ======       ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                            Pct. Of
Remaining                                   Pool By      Weighted                    Avg.       Weighted
Months To   Number Of       Principal      Principal    Avg. Gross    Weighted    Principal     Avg. Orig.    Pct. Full   Pct. Owner
Maturity      Loans          Balance        Balance       Coupon      Avg. FICO    Balance         LTV        Loan Doc     Occupied
---------   ---------     ------------     ---------    ----------    ---------   ---------     ----------    ---------   ----------
0 - 180         108        $12,760,207        4.15%       7.331%         634       $118,150       81.39%       70.48%       94.93%
181 - 240        23          2,419,954        0.79        7.245          632        105,215       84.85        77.57        95.20
241 - 360     1,782        292,267,385       95.06        7.455          629        164,011       83.25        53.15        96.14
---------   -------       ------------      ------       ------         ----       --------      ------       ------       ------
TOTAL         1,913       $307,447,546      100.00%       7.448%         629       $160,715       83.19%       54.06%       96.08%
=========   =======       ============      ======       ======         ====       ========      ======       ======       ======


                          Distribution by Product Type

                                            Pct. Of
                                            Pool By      Weighted                    Avg.        Weighted
               Number Of     Principal     Principal    Avg. Gross    Weighted     Principal    Avg. Orig.    Pct. Full   Pct. Owner
Product Type     Loans        Balance       Balance       Coupon      Avg. FICO     Balance        LTV        Loan Doc     Occupied
-------------  ---------   ------------    ---------    ----------    ---------    ---------    ----------    ---------   ----------
3/27 ARM         1,035     $170,001,314      55.29%       7.501%         627       $164,252       84.22%       48.47%       96.64%
Fixed Rate         513       72,365,232      23.54        7.276          633        141,063       80.98        64.60        93.39
2/28 ARM           300       55,953,918      18.20        7.496          627        186,513       82.27        53.78        98.02
Fixed Balloon       65        9,127,082       2.97        7.548          637        140,417       87.12        76.38        95.16
-------------   ------     ------------     ------       ------         ----       --------      ------       ------       ------
TOTAL            1,913     $307,447,546     100.00%       7.448%         629       $160,715       83.19%       54.06%       96.08%
=============   ======     ============     ======       ======         ====       ========      ======       ======       ======


                          Distribution by Periodic Cap

                                               Pct. Of    Weighted
                                               Pool By       Avg.                    Avg.     Weighted
                   Number Of     Principal    Principal     Gross    Weighted     Principal   Avg. Orig.   Pct. Full   Pct. Owner
 Periodic Cap        Loans        Balance      Balance      Coupon   Avg. FICO     Balance       LTV       Loan Doc     Occupied
----------------   ---------   ------------   ---------   ---------  ---------    ---------   ----------   ---------   ----------
1.00%                    2         $157,069      0.05%      7.940%      604        $78,535      90.69%      100.00%     100.00%
1.50%                1,333      225,798,163     73.44       7.499       627        169,391      83.73        49.75       96.98
N/A (Fixed Rate)       578       81,492,314     26.51       7.306       634        140,990      81.67        65.92       93.59
----------------   -------     ------------   -------      ------      ----       --------     ------       ------      ------
TOTAL                1,913     $307,447,546    100.00%      7.448%      629       $160,715      83.19%       54.06%      96.08%
================   =======     ============   =======      ======      ====       ========     ======       ======      ======

                      Distribution by Months To Rate Reset

                                                 Pct. Of    Weighted
                                                 Pool By      Avg.                     Avg.       Weighted
 Months To          Number Of     Principal     Principal    Gross     Weighted     Principal    Avg. Orig.   Pct. Full   Pct. Owner
 Rate Reset           Loans        Balance       Balance     Coupon    Avg. FICO     Balance        LTV       Loan Doc     Occupied
----------------    ---------   ------------    ---------   --------   ---------    ---------    ----------   ---------   ----------
13-24                   300      $55,953,918      18.20%      7.496%      627       $186,513       82.27%       53.78%      98.02%
25-36                 1,035      170,001,314      55.29       7.501       627        164,252       84.22        48.47       96.64
N/A (Fixed Rate)        578       81,492,314      26.51       7.306       634        140,990       81.67        65.92       93.59
----------------     ------     ------------    -------      ------      ----       --------      ------       ------      ------
TOTAL                 1,913     $307,447,546     100.00%      7.448%      629       $160,715       83.19%       54.06%      96.08%
================     ======     ============    =======      ======      ====       ========      ======       ======      ======


                      Distribution by Maximum Lifetime Rate

                                               Pct. Of      Weighted
                                               Pool By         Avg.                     Avg.      Weighted
     Maximum       Number Of    Principal     Principal       Gross     Weighted     Principal    Avg. Orig.   Pct. Full  Pct. Owner
  Lifetime Rate      Loans       Balance       Balance       Coupon     Avg. FICO     Balance        LTV       Loan Doc    Occupied
----------------   ---------  ------------    ---------     ---------   ---------    ---------    ----------   ---------  ----------
12.99% & Below         22       $4,761,350       1.55%        5.853%       678       $216,425       81.33%       52.72%    100.00%
13.00-13.49%           65       12,994,728       4.23         6.277        666        199,919       81.24        42.43      98.19
13.50-13.99%          360       70,102,331      22.80         6.836        656        194,729       82.41        40.34      97.20
14.00-14.49%          189       30,963,649      10.07         7.295        636        163,829       84.68        49.18      97.63
14.50-14.99%          399       61,931,641      20.14         7.789        609        155,217       84.61        53.73      95.84
15.00-15.49%           98       14,719,213       4.79         8.281        581        150,196       83.95        65.02      97.13
15.50-15.99%          144       22,212,656       7.22         8.813        583        154,255       84.82        60.99      96.17
16.00-16.99%           52        7,526,355       2.45         9.591        592        144,738       86.91        54.56     100.00
17.00% & Above          6          743,310       0.24        10.416        608        123,885       87.41        63.05      94.41
N/A (Fixed Rate)      578       81,492,314      26.51         7.306        634        140,990       81.67        65.92      93.59
----------------    -----     ------------    -------        ------       ----       --------      ------       ------     ------
TOTAL               1,913     $307,447,546     100.00%        7.448%       629       $160,715       83.19%       54.06%     96.08%
================    =====     ============    =======        ======       ====       ========      ======       ======     ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                               Pct. Of     Weighted
                                               Pool By        Avg.                     Avg.       Weighted
                   Number Of    Principal     Principal      Gross     Weighted     Principal    Avg. Orig.    Pct. Full  Pct. Owner
     Margin          Loans       Balance       Balance      Coupon     Avg. FICO     Balance        LTV        Loan Doc    Occupied
----------------   ---------  ------------    ---------    --------    ---------    ---------    ----------    ---------  ----------
5.99% & Below          544    $104,700,685      34.05%        6.819%      656       $192,464        82.87%       42.71%     97.59%
6.00- 6.49%            320      52,938,654      17.22         7.628       617        165,433        83.81        50.45      96.73
6.50- 6.99%            221      31,371,335      10.20         7.911       601        141,952        84.44        59.28      94.84
7.00% & Above          250      36,944,558      12.02         8.896       584        147,778        85.50        60.83      97.46
N/A (Fixed Rate)       578      81,492,314      26.51         7.306       634        140,990        81.67        65.92      93.59
----------------    ------    ------------     ------        ------      ----       --------       ------       ------     ------
TOTAL                1,913    $307,447,546     100.00%        7.448%      629       $160,715        83.19%       54.06%     96.08%
================    ======    ============     ======        ======      ====       ========       ======       ======     ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group I Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                       $184,367,182

Number of Mortgage Loans:                                                 1,154

Average Scheduled Principal Balance:                                   $159,764

Weighted Average Gross Coupon:                                            7.452%

Weighted Average Net Coupon:                                              6.942%

Weighted Average Original FICO Score:                                       629

Weighted Average Original LTV Ratio:                                      83.75%

Weighted Average Stated Remaining Term (months):                            357

Weighted Average Seasoning (months):                                          3

Weighted Average Months to Roll:                                             30

Weighted Average Gross Margin:                                             6.13%

Weighted Average Initial Rate Cap:                                         1.50%

Weighted Average Periodic Rate Cap:                                        1.50%

Weighted Average Gross Maximum Lifetime Rate:                             14.45%

                    Distribution by Current Principal Balance

                                                  Pct. Of      Weighted
                                                  Pool By         Avg.                  Avg.       Weighted
Current Principal   Number Of      Principal      Principal      Gross   Weighted    Principal    Avg. Orig.  Pct. Full   Pct. Owner
     Balance          Loans         Balance        Balance      Coupon   Avg. FICO    Balance        LTV      Loan Doc     Occupied
-----------------   ---------    ------------     ---------    --------  ---------   ---------    ----------  ---------   ----------
$50,000 & Below           19         $817,968        0.44%       7.887%     604       $43,051       80.25%      79.16%      86.47%
$50,001 - $75,000         98        6,297,631        3.42        7.866      611        64,262       87.39       78.94       93.77
$75,001 - $100,000       163       14,459,447        7.84        7.540      627        88,708       84.52       61.80       95.13
$100,001 - $125,000      180       20,366,175       11.05        7.549      621       113,145       84.46       58.14       95.45
$125,001-  $150,000      151       20,620,485       11.18        7.631      617       136,560       85.68       57.47       98.58
$150,001 - $200,000      216       37,495,031       20.34        7.430      631       173,588       83.62       45.52       96.78
$200,001 - $250,000      165       37,126,504       20.14        7.311      636       225,009       82.16       38.70       97.45
$250,001 - $300,000      110       30,112,837       16.33        7.360      632       273,753       83.66       46.54       98.31
$300,001 - $350,000       44       14,029,420        7.61        7.399      638       318,850       83.00       29.74       95.49
$350,001 & Above           8        3,041,684        1.65        7.360      666       380,211       80.82       49.73       86.87
-------------------   ------     ------------     -------       ------     ----     ---------      ------      ------      ------
 TOTAL                 1,154     $184,367,182      100.00%       7.452%     629      $159,764       83.75%      48.48%      96.68%
===================   ======     ============     =======       ======     ====     =========      ======      ======      ======


                          Distribution by Current Rate

                                                Pct. Of     Weighted
                                                Pool By        Avg.                  Avg.       Weighted
                  Number Of     Principal      Principal      Gross   Weighted    Principal    Avg. Orig.  Pct. Full   Pct. Owner
Current Rate        Loans        Balance        Balance      Coupon   Avg. FICO    Balance        LTV      Loan Doc     Occupied
-------------     ---------    ------------    ---------    --------  ---------   ---------    ----------  ---------   ----------
6.99% & Below        402       $72,409,003       39.27%       6.711%     660      $180,122       82.01%      39.48%      97.42%
7.00- 7.49%          166        26,322,393       14.28        7.285      637       158,569       83.86       44.45       97.21
7.50- 7.99%          355        51,898,605       28.15        7.774      612       146,193       85.13       54.38       95.46
8.00- 8.49%           93        13,097,625        7.10        8.289      580       140,835       83.62       69.23       96.78
8.50- 8.99%          117        17,256,242        9.36        8.804      583       147,489       85.43       59.35       95.67
9.00- 9.49%            8         1,050,343        0.57        9.268      578       131,293       83.99       66.56      100.00
9.50- 9.99%           13         2,332,971        1.27        9.652      644       179,459       94.00       36.81      100.00
-------------     ------      ------------     -------       ------     ----     ---------      ------      ------     -------
TOTAL              1,154      $184,367,182      100.00%       7.452%     629      $159,764       83.75%      48.48%      96.68%
=============     ======      ============     =======       ======     ====     =========      ======      ======     =======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                              Pct. Of     Weighted
                                              Pool By        Avg.                    Avg.       Weighted
                Number Of     Principal      Principal      Gross     Weighted    Principal    Avg. Orig.    Pct. Full   Pct. Owner
    FICO          Loans        Balance        Balance      Coupon     Avg. FICO    Balance        LTV        Loan Doc     Occupied
------------    ---------   ------------     ---------    ---------   ---------   ---------    ----------    ---------   ----------
740 & Above         45        $8,126,138        4.41%       6.872%       755      $180,581       82.42%        20.68%      100.00%
720-739             47         9,271,083        5.03        7.142        730       197,257       82.59         19.57        89.68
700-719             67        12,086,108        6.56        7.181        708       180,390       83.46         15.61       100.00
680-699            101        16,162,351        8.77        7.101        689       160,023       82.95         18.91        93.17
660-679            141        23,133,113       12.55        7.270        669       164,065       84.43         28.32        95.21
640-659            124        19,042,636       10.33        7.283        650       153,570       86.01         39.07        98.17
620-639            120        18,790,058       10.19        7.364        629       156,584       88.03         52.06        97.48
600-619             96        15,213,499        8.25        7.616        610       158,474       85.84         62.20        92.94
580-599             97        13,527,167        7.34        7.577        589       139,455       85.81         63.29        98.19
560-579             68        11,268,847        6.11        7.631        571       165,718       82.94         61.77        98.40
540-559             88        13,408,576        7.27        7.753        548       152,370       80.69         78.58        97.62
520-539            105        15,142,811        8.21        8.026        530       144,217       79.96         87.27        98.94
500-519             54         8,940,217        4.85        8.155        512       165,560       77.96         91.46        98.26
499 & Below          1           254,578        0.14        8.990        492       254,578       75.00        100.00       100.00
-----------     ------     -------------     -------       ------       ----     ---------      ------        ------       ------
TOTAL            1,154      $184,367,182      100.00%       7.452%       629      $159,764       83.75%        48.48%       96.68%
===========     ======     =============     =======       ======       ====     =========      ======        ======       ======

                          Distribution by Original LTV

                                               Pct. Of     Weighted
                                               Pool By        Avg.                    Avg.       Weighted
                 Number Of      Principal     Principal      Gross     Weighted    Principal    Avg. Orig.    Pct. Full   Pct. Owner
Original LTV       Loans         Balance       Balance      Coupon     Avg. FICO    Balance        LTV        Loan Doc     Occupied
------------     ---------    ------------    ---------    ---------   ---------   ---------    ----------    ---------   ----------
40.00% & Below         2           $97,013       0.05%       7.760%       557       $48,507       29.85%        38.24%     100.00%
40.01 - 50.00%         5           627,024       0.34        7.026        594       125,405       46.51         31.97       87.68
50.01 - 60.00%        19         3,242,013       1.76        7.435        570       170,632       54.87         58.92       95.28
60.01 - 70.00%        33         5,950,041       3.23        7.592        570       180,304       66.98         42.48       86.16
70.01 - 80.00%       566        94,285,000      51.14        7.258        651       166,581       79.27         26.51       96.94
80.01 - 85.00%       149        22,619,226      12.27        7.719        577       151,807       84.70         70.03       92.46
85.01 - 90.00%       151        25,662,964      13.92        7.614        595       169,953       89.70         67.39       98.14
90.01 - 95.00%        59         8,976,975       4.87        7.374        637       152,152       94.74         90.00      100.00
95.01 - 100.00%      170        22,906,926      12.42        7.812        654       134,747       99.94         80.75      100.00
---------------   ------     -------------     ------       ------       ----      --------      ------        ------      ------
TOTAL              1,154      $184,367,182     100.00%       7.452%       629      $159,764       83.75%        48.48%      96.68%
===============   ======     =============     ======       ======       ====      ========      ======        ======      ======


                       Distribution by Documentation Type

                                               Pct. Of     Weighted
                                               Pool By        Avg.                    Avg.       Weighted
Documentation   Number Of      Principal      Principal      Gross     Weighted    Principal    Avg. Orig.    Pct. Full   Pct. Owner
    Type          Loans         Balance        Balance      Coupon     Avg. FICO    Balance        LTV        Loan Doc     Occupied
-------------   ---------    ------------     ---------    ---------   ---------   ---------    ----------    ---------   ----------
Full                616       $89,378,015       48.48%       7.571%       596      $145,094       86.72%       100.00%      96.43%
Stated              486        85,512,318       46.38        7.354        666       175,951       80.67          0.00       97.59
Limited              52         9,476,850        5.14        7.217        612       182,247       83.46          0.00       90.79
-------------    ------      ------------      ------       ------       ----     ---------      ------        ------      ------
TOTAL             1,154      $184,367,182      100.00%       7.452%       629      $159,764       83.75%        48.48%      96.68%
=============    ======      ============      ======       ======       ====     =========      ======        ======      ======


                          Distribution by Loan Purpose

                                               Pct. Of     Weighted
                                               Pool By        Avg.                    Avg.       Weighted
    Loan        Number Of      Principal      Principal      Gross     Weighted    Principal    Avg. Orig.    Pct. Full   Pct. Owner
  Purpose         Loans         Balance        Balance      Coupon     Avg. FICO    Balance        LTV        Loan Doc     Occupied
-------------   ---------    ------------     ---------    ---------   ---------   ---------    ----------    ---------   ----------
Purchase            575       $94,236,840       51.11%       7.368%       665      $163,890       84.72%        32.15%      96.67%
Cashout refi        456        71,293,006       38.67        7.480        594       156,344       82.24         63.74       95.98
Rate/Term refi      123        18,837,336       10.22        7.768        587       153,149       84.60         72.38       99.36
--------------   ------      ------------      ------       ------       ----      --------      ------        ------      ------
TOTAL             1,154      $184,367,182      100.00%       7.452%       629      $159,764       83.75%        48.48%      96.68%
==============   ======      ============      ======       ======       ====      ========      ======        ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Occupancy Status

                                              Pct. Of     Weighted
                                              Pool By        Avg.                    Avg.       Weighted
 Occupancy     Number Of      Principal      Principal      Gross     Weighted    Principal    Avg. Orig.    Pct. Full   Pct. Owner
   Status        Loans         Balance        Balance      Coupon     Avg. FICO    Balance        LTV        Loan Doc     Occupied
-----------    ---------    ------------     ---------    ---------   ---------   ---------    ----------    ---------   ----------
Owner            1,111      $178,243,959       96.68%       7.448%       629      $160,436       83.95%        48.35%     100.00%
Non-Owner           38         5,221,019        2.83        7.616        654       137,395       78.25         58.87        0.00
Second Home          5           902,203        0.49        7.318        605       180,441       76.44         13.11        0.00
-----------     ------      ------------      ------       ------       ----      --------      ------        ------      ------
TOTAL            1,154      $184,367,182      100.00%       7.452%       629      $159,764       83.75%        48.48%      96.68%
===========     ======      ============      ======       ======       ====      ========      ======        ======      ======


                          Distribution by Property Type

                                              Pct. Of     Weighted
                                              Pool By        Avg.                    Avg.       Weighted
 Property      Number Of      Principal      Principal      Gross     Weighted    Principal    Avg. Orig.    Pct. Full   Pct. Owner
   Type          Loans         Balance        Balance      Coupon     Avg. FICO    Balance        LTV        Loan Doc     Occupied
-----------    ---------    ------------     ---------    ---------   ---------   ---------    ----------    ---------   ----------
Single Family      869      $133,028,280       72.15%       7.447%       626      $153,082       83.73%        49.99%      98.48%
PUD                126        21,861,306       11.86        7.522        633       173,502       86.04         47.20       97.35
2-4 Family          84        17,677,342        9.59        7.495        643       210,445       81.61         51.77       85.36
Condo               73        11,593,385        6.29        7.315        640       158,813       82.87         27.65       91.99
Man. Housing         2           206,869        0.11        7.393        612       103,434       84.96        100.00      100.00
------------    ------      ------------      ------       ------       ----      --------      ------        ------      ------
TOTAL            1,154      $184,367,182      100.00%       7.452%       629      $159,764       83.75%        48.48%      96.68%
============    ======      ============      ======       ======       ====      ========      ======        ======      ======

                              Distribution by State


                                                   Pct. Of    Weighted
                                                   Pool By       Avg.                   Avg.     Weighted
                       Number Of     Principal    Principal     Gross     Weighted   Principal  Avg. Orig.    Pct. Full   Pct. Owner
  State                  Loans        Balance      Balance     Coupon     Avg. FICO   Balance      LTV        Loan Doc     Occupied
-----------            ---------   ------------   ---------   ---------   ---------  ---------  ----------    ---------   ----------
California(Southern)      167       $34,806,916     18.88%      7.256%       631      $208,425     80.86%       27.58%      96.35%
California(Northern)      111        24,156,430     13.10       7.054        647       217,625     81.46        30.52       95.20
Florida                    91        12,281,492      6.66       7.580        629       134,961     83.79        38.64       97.92
New York                   60        11,576,548      6.28       7.710        635       192,942     83.75        70.12       96.02
New Jersey                 42         8,360,611      4.53       7.186        629       199,062     80.89        63.69       99.16
Illinois                   49         7,974,814      4.33       7.720        627       162,751     84.04        56.00       95.57
Texas                      48         6,456,516      3.50       7.683        603       134,511     83.41        63.35      100.00
Virginia                   30         5,488,244      2.98       7.398        641       182,941     81.82        35.20       92.98
Ohio                       42         5,112,127      2.77       7.727        595       121,717     90.70        75.18       98.56
Indiana                    50         5,083,440      2.76       7.614        612       101,669     91.65        82.88      100.00
Washington                 28         4,986,989      2.70       7.437        645       178,107     86.36        60.64      100.00
Others                    436        58,083,055     31.50       7.600        626       133,218     85.49        56.21       96.39
--------------------   ------      ------------   -------      ------       ----      --------    ------       ------      ------
TOTAL                   1,154      $184,367,182    100.00%      7.452%       629      $159,764     83.75%       48.48%      96.68%
====================   ======      ============   =======      ======       ====      ========    ======       ======      ======


                            Distribution by Zip Code

                                                Pct. Of    Weighted
                                                Pool By       Avg.                   Avg.     Weighted
                   Number Of      Principal    Principal     Gross     Weighted   Principal  Avg. Orig.    Pct. Full   Pct. Owner
 Zip Code            Loans         Balance      Balance     Coupon     Avg. FICO   Balance      LTV        Loan Doc     Occupied
-----------        ---------     ------------  ---------   ---------   ---------  ---------  ----------    ---------   ----------
91910                    4        $1,064,842      0.58%      7.305%       622      $266,211    78.80%        23.91%      100.00%
95758                    4         1,064,741      0.58       7.007        643       266,185    87.46         51.89       100.00
60639                    4         1,035,199      0.56       7.576        646       258,800    82.64         50.66       100.00
92154                    4           926,299      0.50       7.079        610       231,575    85.05         26.11       100.00
10801                    2           738,302      0.40       7.401        659       369,151    80.00         54.06       100.00
33175                    4           728,332      0.40       7.159        611       182,083    81.59         49.29       100.00
11234                    2           717,502      0.39       7.158        608       358,751    89.20        100.00       100.00
92057                    3           692,107      0.38       7.048        684       230,702    82.33          0.00       100.00
96744                    2           676,240      0.37       6.813        590       338,120    75.00         49.23       100.00
93030                    3           646,745      0.35       7.193        621       215,582    77.80          0.00       100.00
Others               1,122       176,076,873     95.50       7.464        629       156,931    83.82         48.84        96.52
-----------        -------      ------------    ------      ------       ----      --------   ------        ------       ------
TOTAL                1,154      $184,367,182    100.00%      7.452%       629      $159,764    83.75%        48.48%       96.68%
===========        =======      ============    ======      ======       ====      ========   ======        ======       ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                            Pct. Of    Weighted
Remaining                                   Pool By       Avg.                   Avg.     Weighted
Months To      Number Of      Principal    Principal     Gross     Weighted   Principal  Avg. Orig.    Pct. Full   Pct. Owner
 Maturity        Loans         Balance      Balance     Coupon     Avg. FICO   Balance      LTV        Loan Doc     Occupied
-----------    ---------    ------------   ---------   ---------   ---------  ---------  ----------    ---------   ----------
0 - 180              1          $101,723      0.06%      6.500%       545     $101,723     79.38%       100.00%      100.00%
181 - 240            1           133,698      0.07       6.760        662      133,698     92.76        100.00       100.00
241 - 360        1,152       184,131,760     99.87       7.453        630      159,837     83.74         48.41        96.67
-----------     ------      ------------    ------      ------       ----     --------    ------        ------       ------
TOTAL            1,154      $184,367,182    100.00%      7.452%       629     $159,764     83.75%        48.48%       96.68%
===========     ======      ============    ======      ======       ====     ========    ======        ======       ======

                          Distribution by Product Type

                                          Pct. Of   Weighted
                                          Pool By      Avg.                    Avg.     Weighted
  Product   Number Of      Principal     Principal    Gross      Weighted    Principal  Avg. Orig.  Pct. Full   Pct. Owner
   Type       Loans         Balance       Balance    Coupon      Avg. FICO    Balance      LTV      Loan Doc     Occupied
----------  ---------    ------------    ---------  ---------    ---------   ---------  ----------  ---------   ----------
3/27 ARM        893      $139,786,070      75.82%     7.453%        629      $156,535     84.20%      47.19%      96.33%
2/28 ARM        261        44,581,111      24.18      7.449         632       170,809     82.34       52.51       97.78
----------    -----      ------------     ------      -----        ----      --------     -----       -----       -----
TOTAL         1,154      $184,367,182     100.00%     7.452%        629      $159,764     83.75%      48.48%      96.68%
==========    =====      ============     ======      =====        ====      ========     =====       =====       =====


                          Distribution by Periodic Cap

                                         Pct. Of      Weighted
                                         Pool By         Avg.                     Avg.     Weighted
Periodic   Number Of      Principal     Principal       Gross      Weighted    Principal  Avg. Orig.  Pct. Full   Pct. Owner
  Cap        Loans         Balance       Balance       Coupon      Avg. FICO    Balance      LTV      Loan Doc     Occupied
--------   ---------    ------------    ---------     ---------    ---------   ---------  ----------  ---------   ----------
1.00%            1           $88,291       0.05%        7.990%        591       $88,291     83.43%     100.00%      100.00%
1.50%        1,153       184,278,891      99.95         7.452         630       159,826     83.75       48.45        96.68
--------    ------      ------------     ------        ------        ----      --------    ------      ------       ------
TOTAL        1,154      $184,367,182     100.00%        7.452%        629      $159,764     83.75%      48.48%       96.68%
========    ======      ============     ======        ======        ====      ========    ======      ======       ======


                      Distribution by Months to Rate Reset

                                            Pct. Of      Weighted
                                            Pool By         Avg.                     Avg.     Weighted
Months to     Number Of      Principal     Principal       Gross      Weighted    Principal  Avg. Orig.  Pct. Full   Pct. Owner
Rate Reset      Loans         Balance       Balance       Coupon      Avg. FICO    Balance      LTV      Loan Doc     Occupied
----------    ---------    ------------    ---------     ---------    ---------   ---------  ----------  ---------   ----------
13-24             261       $44,581,111      24.18%        7.449%        632      $170,809     82.34%      52.51%      97.78%
25-36             893       139,786,070      75.82         7.453         629       156,535     84.20       47.19       96.33
----------     ------      ------------     ------         -----        ----      --------    ------      ------      ------
TOTAL           1,154      $184,367,182     100.00%        7.452%        629      $159,764     83.75%      48.48%      96.68%
==========     ======      ============     ======         =====        ====      ========    ======      ======      ======

                        Distribution by Maximum Life Rate

                                                 Pct. Of     Weighted
                                                 Pool By        Avg.                     Avg.     Weighted
Maximum Life      Number Of      Principal      Principal      Gross      Weighted    Principal  Avg. Orig.  Pct. Full   Pct. Owner
    Rate            Loans         Balance        Balance      Coupon      Avg. FICO    Balance      LTV      Loan Doc     Occupied
------------      ---------    ------------     ---------    ---------    ---------   ---------  ----------  ---------   ----------
12.99% & Below         19        $3,738,356        2.03%       5.826%        666      $196,756     81.69%      53.87%     100.00%
13.00-13.49%           55        10,108,044        5.48        6.292         668       183,783     81.67       40.59       98.87
13.50-13.99%          328        58,562,602       31.76        6.840         658       178,545     82.09       38.37       97.01
14.00-14.49%          166        26,322,393       14.28        7.285         637       158,569     83.86       44.45       97.21
14.50-14.99%          355        51,898,605       28.15        7.774         612       146,193     85.13       54.38       95.46
15.00-15.49%           93        13,097,625        7.10        8.289         580       140,835     83.62       69.23       96.78
15.50-15.99%          117        17,256,242        9.36        8.804         583       147,489     85.43       59.35       95.67
16.00-16.99%           21         3,383,314        1.84        9.533         624       161,110     90.89       46.04      100.00
--------------     ------      ------------      ------       ------        ----      --------    ------      ------      ------
TOTAL               1,154      $184,367,182      100.00%       7.452%        629      $159,764     83.75%      48.48%      96.68%
==============     ======      ============      ======       ======        ====      ========    ======      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                Pct. Of     Weighted
                                                Pool By        Avg.                     Avg.     Weighted
                  Number Of     Principal      Principal      Gross      Weighted    Principal  Avg. Orig.  Pct. Full   Pct. Owner
   Margin           Loans        Balance        Balance      Coupon      Avg. FICO    Balance      LTV      Loan Doc     Occupied
------------      ---------   ------------     ---------    ---------    ---------   ---------  ----------  ---------   ----------
5.99% & Below        485       $86,496,296       46.92%       6.831%        656      $178,343     82.58%      40.47%      97.46%
6.00- 6.49%          283        43,430,543       23.56        7.595         621       153,465     83.86       50.12       96.01
6.50- 6.99%          202        27,580,002       14.96        7.903         600       136,535     84.75       60.53       94.93
7.00% & Above        184        26,860,340       14.57        8.758         587       145,980     86.31       59.23       97.04
-------------      -----      ------------      ------       ------        ----      --------    ------      ------      ------
TOTAL              1,154      $184,367,182      100.00%       7.452%        629      $159,764     83.75%      48.48%      96.68%
=============      =====      ============      ======       ======        ====      ========    ======      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Group I Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $30,708,606

Number of Mortgage Loans:                                                   227

Average Scheduled Principal Balance:                                   $135,280

Weighted Average Gross Coupon:                                            7.514%

Weighted Average Net Coupon:                                              7.004%

Weighted Average Original FICO Score:                                       630

Weighted Average Original LTV Ratio:                                      79.53%

Weighted Average Stated Remaining Term (months):                            322

Weighted Average Seasoning (months):                                          3

                    Distribution by Current Principal Balance


                                                   Pct. Of     Weighted
                                                   Pool By        Avg.                     Avg.     Weighted
Current Prinicpal     Number Of     Principal     Principal      Gross      Weighted    Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Balance            Loans        Balance       Balance      Coupon      Avg. FICO    Balance      LTV      Loan Doc    Occupied
-------------------   ---------   ------------    ---------    ---------    ---------   ---------  ----------  ---------  ----------
$50,000 & Below           12         $507,672        1.65%       7.845%        605       $42,306     61.15%      91.64%     100.00%
$50,001 - $75,000         39        2,452,885        7.99        7.852         608        62,895     79.79       82.22       83.02
$75,001 - $100,000        37        3,202,611       10.43        7.583         629        86,557     80.11       84.85       94.98
$100,001 - $125,000       32        3,633,526       11.83        7.788         630       113,548     81.79       69.34       86.76
$125,001 - $150,000       35        4,882,983       15.90        7.480         609       139,514     80.95       74.69       94.04
$150,001 - $200,000       34        5,788,910       18.85        7.469         631       170,262     79.23       65.50       91.55
$200,001 - $250,000       19        4,218,721       13.74        7.682         625       222,038     78.73       41.71       94.82
$250,001 - $300,000        9        2,458,878        8.01        7.302         634       273,209     82.21       44.99      100.00
$300,001 - $350,000        6        1,911,368        6.22        6.994         676       318,561     80.81       34.09       82.46
$350,001 & Above           4        1,651,052        5.38        6.915         676       412,763     72.21       50.53      100.00
-------------------     ----      -----------      ------       ------        ----      --------    ------      ------      ------
TOTAL                    227      $30,708,606      100.00%       7.514%        630      $135,280     79.53%      63.53%      92.21%
===================     ====      ===========      ======       ======        ====      ========    ======      ======      ======

                          Distribution by Current Rate


                                                   Pct. Of     Weighted
                                                   Pool By        Avg.                     Avg.     Weighted
                      Number Of     Principal     Principal      Gross      Weighted    Principal  Avg. Orig.  Pct. Full  Pct. Owner
Current Rate            Loans        Balance       Balance      Coupon      Avg. FICO    Balance      LTV      Loan Doc    Occupied
---------------       ---------   ------------    ---------    ---------    ---------   ---------  ----------  ---------  ----------
6.99% & Below             63       $9,110,138       29.67%       6.540%        662       $144,605    76.84%      62.84%     95.83%
7.00- 7.49%               37        5,896,965       19.20        7.243         647        159,377    82.82       54.59      92.15
7.50- 7.99%               62        8,385,463       27.31        7.807         615        135,249    77.92       61.99      92.11
8.00- 8.49%               25        2,976,558        9.69        8.246         593        119,062    81.29       65.81      92.65
8.50- 8.99%               30        3,439,735       11.20        8.659         597        114,658    82.53       81.82      80.55
9.00- 9.49%                4          327,065        1.07        9.188         608         81,766    81.37        6.41     100.00
9.50- 9.99%                5          459,664        1.50        9.743         554         91,933    83.83      100.00     100.00
10.00% & Above             1          113,017        0.37       10.250         580        113,017    85.00      100.00     100.00
---------------         ----      -----------     -------       ------        ----       --------   ------      ------     ------
TOTAL                    227      $30,708,606      100.00%       7.514%        630       $135,280    79.53%      63.53%     92.21%
===============         ====      ===========     =======       ======        ====       ========   ======      ======     ======

                              Distribution by FICO

                                           Pct. Of     Weighted
                                           Pool By        Avg.                     Avg.     Weighted
              Number Of     Principal     Principal      Gross      Weighted    Principal  Avg. Orig.  Pct. Full  Pct. Owner
    FICO        Loans        Balance       Balance      Coupon      Avg. FICO    Balance      LTV      Loan Doc    Occupied
-----------   ---------   ------------    ---------    ---------    ---------   ---------  ----------  ---------  ----------
740 & Above        9       $1,232,669        4.01%       7.130%        760      $136,963     80.81%      41.76%     77.68%
720-739            8        1,389,790        4.53        6.887         730       173,724     76.82       30.52      75.88
700-719           14        2,298,633        7.49        6.764         711       164,188     83.05       50.36     100.00
680-699           13        2,066,944        6.73        7.002         688       158,996     79.96       56.32      84.93
660-679           21        2,914,302        9.49        7.229         669       138,776     80.51       47.79      89.56
640-659           28        4,226,824       13.76        7.431         649       150,958     77.70       51.07      90.32
620-639           28        3,703,460       12.06        7.618         629       132,266     82.30       75.05      98.34
600-619           22        2,800,341        9.12        7.619         609       127,288     80.00       61.11      93.61
580-599           27        3,235,142       10.53        7.844         590       119,820     78.94       61.20      94.57
560-579           14        1,481,407        4.82        7.991         568       105,815     74.04       76.47     100.00
540-559           21        2,470,979        8.05        8.093         545       117,666     78.35       95.23      96.95
520-539           10        1,270,510        4.14        8.121         533       127,051     79.82       88.40      90.89
500-519           12        1,617,605        5.27        7.915         510       134,800     79.06      100.00      90.74
-----------     ----      -----------      ------       ------        ----     ---------    ------      ------     ------
TOTAL            227      $30,708,606      100.00%       7.514%        630      $135,280     79.53%      63.53%     92.21%
===========     ====      ===========      ======       ======        ====     =========    ======      ======     ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                              Pct. Of     Weighted
                                              Pool By        Avg.                     Avg.     Weighted
                 Number Of     Principal     Principal      Gross      Weighted    Principal  Avg. Orig.  Pct. Full  Pct. Owner
Original LTV       Loans        Balance       Balance      Coupon      Avg. FICO    Balance      LTV      Loan Doc    Occupied
------------     ---------   ------------    ---------    ---------    ---------   ---------  ----------  ---------  ----------
40.00% & Below        5         $333,250        1.09%       7.930%        594       $66,650     33.83%     41.66%     100.00%
40.01 - 50.00%        3          602,791        1.96        7.307         645       200,930     48.60       7.59      100.00
50.01 - 60.00%       14        1,963,654        6.39        7.360         619       140,261     57.83      50.99       84.62
60.01 - 70.00%       22        2,477,333        8.07        7.261         618       112,606     65.81      67.95       76.60
70.01 - 80.00%      103       14,560,313       47.41        7.409         642       141,362     79.47      52.31       93.50
80.01 - 85.00%       27        3,920,356       12.77        7.505         593       145,198     84.34      70.52      100.00
85.01 - 90.00%       27        3,571,549       11.63        7.905         621       132,280     89.12      83.44       84.20
90.01 - 95.00%       11        1,562,191        5.09        7.876         642       142,017     94.40     100.00      100.00
95.01 - 100.00%      15        1,717,169        5.59        7.808         642       114,478    100.00     100.00      100.00
---------------    ----      -----------     -------       ------        ----      --------    ------     ------      ------
TOTAL               227      $30,708,606      100.00%       7.514%        630      $135,280     79.53%     63.53%      92.21%
===============    ====      ===========     =======       ======        ====      ========    ======     ======      ======


                       Distribution by Documentation Type

                                              Pct. Of     Weighted
                                              Pool By        Avg.                     Avg.     Weighted
Documentation    Number Of     Principal     Principal      Gross      Weighted    Principal  Avg. Orig.  Pct. Full  Pct. Owner
     Type          Loans        Balance       Balance      Coupon      Avg. FICO    Balance      LTV      Loan Doc    Occupied
-------------    ---------   ------------    ---------    ---------    ---------   ---------  ----------  ---------  ----------
Full                160       $19,509,631      63.53%       7.558%        613       $121,935    81.84%     100.00%     90.36%
Stated               57         9,374,737      30.53        7.471         663        164,469    76.31        0.00      95.36
Limited              10         1,824,238       5.94        7.261         635        182,424    71.46        0.00      95.86
-------------      ----       -----------    -------       ------        ----      ---------   ------      ------     ------
TOTAL               227       $30,708,606     100.00%       7.514%        630       $135,280    79.53%      63.53%     92.21%
=============      ====       ===========    =======       ======        ====      =========   ======      ======     ======

                          Distribution by Loan Purpose

                                              Pct. Of     Weighted
                                              Pool By        Avg.                     Avg.     Weighted
   Loan          Number Of     Principal     Principal      Gross      Weighted    Principal  Avg. Orig.  Pct. Full   Pct. Owner
 Purpose           Loans        Balance       Balance      Coupon      Avg. FICO    Balance      LTV      Loan Doc     Occupied
--------------   ---------   ------------    ---------    ---------    ---------   ---------  ----------  ---------   ----------
Cashout refi        138       $18,439,268      60.05%       7.506%        614       $133,618    78.55%      70.17%      89.82%
Purchase             53         8,406,577      27.38        7.557         665        158,615    82.34       44.54       95.46
Rate/Term refi       36         3,862,762      12.58        7.459         628        107,299    78.15       73.15       96.55
--------------     ----      ------------     ------       ------        ----      ---------   ------      ------      ------
TOTAL               227       $30,708,606     100.00%       7.514%        630       $135,280    79.53%      63.53%      92.21%
==============     ====      ============     ======       ======        ====      =========   ======      ======      ======

                        Distribution by Occupancy Status

                                              Pct. Of     Weighted
                                              Pool By        Avg.                     Avg.     Weighted
Occupancy        Number Of     Principal     Principal      Gross      Weighted    Principal  Avg. Orig.  Pct. Full   Pct. Owner
 Status            Loans        Balance       Balance      Coupon      Avg. FICO    Balance      LTV      Loan Doc     Occupied
-------------    ---------   ------------    ---------    ---------    ---------   ---------  ----------  ---------   ----------
Owner               207       $28,316,194      92.21%       7.494%        627      $136,793     79.90%      62.25%     100.00%
Non-Owner            20         2,392,412       7.79        7.748         656       119,621     75.24       78.65        0.00
-------------      ----       -----------     ------       ------        ----      --------    ------      ------      ------
TOTAL               227       $30,708,606     100.00%       7.514%        630      $135,280     79.53%      63.53%      92.21%
=============      ====       ===========     ======       ======        ====      ========    ======      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                              Pct. Of     Weighted
                                              Pool By        Avg.                     Avg.     Weighted
  Property       Number Of     Principal     Principal      Gross      Weighted    Principal  Avg. Orig.  Pct. Full   Pct. Owner
    Type           Loans        Balance       Balance      Coupon      Avg. FICO    Balance      LTV      Loan Doc     Occupied
-------------    ---------   ------------    ---------    ---------    ---------   ---------  ----------  ---------   ----------
Single Family       173       $21,387,021      69.65%       7.555%        620       $123,624    81.08%      70.92%      94.96%
2-4 Family           22         4,610,850      15.01        7.374         650        209,584    74.44       53.84       75.63
PUD                  21         3,261,575      10.62        7.557         634        155,313    77.47       45.74       96.43
Condo                11         1,449,160       4.72        7.258         691        131,742    77.63       25.36       94.79
-------------      ----       -----------     ------       ------        ----       --------   ------      ------      ------
TOTAL               227       $30,708,606     100.00%       7.514%        630       $135,280    79.53%      63.53%      92.21%
=============      ====       ===========     ======       ======        ====       ========   ======      ======      ======

                              Distribution by State


                                                   Pct. Of    Weighted
                                                   Pool By       Avg.                     Avg.     Weighted
                       Number Of     Principal    Principal     Gross      Weighted    Principal  Avg. Orig.  Pct. Full   Pct. Owner
   State                 Loans        Balance      Balance     Coupon      Avg. FICO    Balance      LTV      Loan Doc     Occupied
--------------------   ---------   ------------   ---------   ---------    ---------   ---------  ----------  ---------   ----------
Texas                      48       $4,573,359      14.89%      7.329%        613       $95,278     76.26%      81.39%      94.95%
New York                   21        3,816,434      12.43       7.275         661       181,735     82.17       53.53       83.71
California(Southern)       19        3,635,184      11.84       7.129         623       191,325     78.04       52.15       95.88
Florida                    20        2,213,540       7.21       7.631         637       110,677     84.16       42.87       96.59
New Jersey                 13        2,046,089       6.66       7.454         599       157,391     70.72       88.35       87.07
California(Northern)        9        1,678,244       5.47       7.523         644       186,472     72.38       33.36       82.70
Maryland                    8        1,314,561       4.28       7.699         579       164,320     80.32       71.20      100.00
Georgia                     9        1,044,640       3.40       8.063         614       116,071     76.00       92.55       85.93
Illinois                    7        1,023,383       3.33       7.919         583       146,198     72.28       65.24      100.00
North Carolina             10          967,093       3.15       7.954         635        96,709     89.86       92.52      100.00
Hawaii                      4          915,279       2.98       7.073         649       228,820     82.80       84.56      100.00
Others                     59        7,480,800      24.36       7.747         644       126,793     83.18       57.39       91.81
--------------------     ----      -----------     ------      ------        ----      --------     -----      ------      ------
TOTAL                     227      $30,708,606     100.00%      7.514%        630      $135,280     79.53%      63.53%      92.21%
====================     ====      ===========     ======      ======        ====      ========     =====      ======      ======


                            Distribution by Zip Code

                                                Pct. Of    Weighted
                                                Pool By       Avg.                     Avg.     Weighted
                    Number Of     Principal    Principal     Gross      Weighted    Principal  Avg. Orig.  Pct. Full   Pct. Owner
  Zip Code            Loans        Balance      Balance     Coupon      Avg. FICO    Balance      LTV      Loan Doc     Occupied
-----------         ---------   ------------   ---------   ---------    ---------   ---------  ----------  ---------   ----------
 96734                   2         $580,271       1.89%      6.962%        649      $290,135     80.00%      75.64%      100.00%
 94552                   1          417,608       1.36       7.750         645       417,608     49.20        0.00       100.00
 10704                   1          399,202       1.30       6.000         730       399,202     80.00        0.00       100.00
 10469                   1          395,333       1.29       6.875         685       395,333     80.00      100.00       100.00
 07208                   2          375,961       1.22       7.289         592       187,981     70.39      100.00        62.42
 10027                   1          335,240       1.09       7.450         730       335,240     80.00      100.00         0.00
 98012                   1          316,385       1.03       5.750         712       316,385     80.00      100.00       100.00
 98006                   1          316,054       1.03       7.250         712       316,054     80.00        0.00       100.00
 11368                   1          315,505       1.03       7.250         695       315,505     80.00        0.00       100.00
 91710                   1          314,681       1.02       6.990         593       314,681     80.00        0.00       100.00
Others                 215       26,942,367      87.74       7.591         624       125,313     80.08       65.50        92.89
-----------           ----      -----------     ------      ------        ----      --------    ------      ------       ------
TOTAL                  227      $30,708,606     100.00%      7.514%        630      $135,280     79.53%      63.53%       92.21%
===========           ====      ===========     ======      ======        ====      ========    ======      ======       ======


                  Distribution by Remaining Months to Maturity

                                                Pct. Of    Weighted
Remaining                                       Pool By       Avg.                     Avg.     Weighted
Months to           Number Of     Principal    Principal     Gross      Weighted    Principal  Avg. Orig.  Pct. Full   Pct. Owner
Maturity              Loans        Balance      Balance     Coupon      Avg. FICO    Balance      LTV      Loan Doc     Occupied
-----------         ---------   ------------   ---------   ---------    ---------   ---------  ----------  ---------   ----------
0 - 180                 43       $4,972,938      16.19%      7.555%        629      $115,650     78.77%      66.48%      91.98%
181 - 240               13        1,229,983       4.01       6.837         631        94,614     75.74       68.18       90.55
241 - 360              171       24,505,685      79.80       7.539         630       143,308     79.88       62.70       92.34
-----------           ----      -----------     ------      ------        ----      --------    ------      ------      ------
TOTAL                  227      $30,708,606     100.00%      7.514%        630      $135,280     79.53%      63.53%      92.21%
===========           ====      ===========     ======      ======        ====      ========    ======      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Product Type

                                                Pct. Of    Weighted
                                                Pool By       Avg.                     Avg.     Weighted
 Product            Number Of     Principal    Principal     Gross      Weighted    Principal  Avg. Orig.  Pct. Full   Pct. Owner
   Type               Loans        Balance      Balance     Coupon      Avg. FICO    Balance      LTV      Loan Doc     Occupied
----------          ---------   ------------   ---------   ---------    ---------   ---------  ----------  ---------   ----------
Fixed Rate             204      $27,259,702      88.77%      7.511%        629      $133,626     79.32%      63.75%      92.19%
Fixed Balloon           23        3,448,904      11.23       7.536         636       149,952     81.25       61.77       92.33
-------------         ----      -----------     ------      ------        ----      --------    ------      ------      ------
TOTAL                  227      $30,708,606     100.00%      7.514%        630      $135,280     79.53%      63.53%      92.21%
=============         ====      ===========     ======      ======        ====      ========    ======      ======      ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group II Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                        $41,588,050

Number of Mortgage Loans:                                                   181

Average Scheduled Principal Balance:                                   $229,768

Weighted Average Gross Coupon:                                            7.710%

Weighted Average Net Coupon:                                              7.200%

Weighted Average Original FICO Score:                                       617

Weighted Average Original LTV Ratio:                                      83.70%

Weighted Average Stated Remaining Term (months):                            357

Weighted Average Seasoning (months):                                          3

Weighted Average Months to Roll:                                             30

Weighted Average Gross Margin:                                             6.36%

Weighted Average Initial Rate Cap:                                         1.50%

Weighted Average Periodic Rate Cap:                                        1.50%

Weighted Average Gross Maximum Lifetime Rate:                             14.71%


                    Distribution by Current Principal Balance

                                                   Pct. Of      Weighted                            Weighted
                                                   Pool By        Avg.     Weighted       Avg.         Avg.       Pct.        Pct.
 Current Principal      Number      Principal      Principal     Gross        Avg.     Principal      Orig.       Full       Owner
      Balance          Of Loans      Balance       Balance       Coupon      FICO       Balance        LTV      Loan Doc    Occupied
-------------------    --------   ------------     ---------    --------   --------    ---------     --------   --------    --------
$50,000 & Below            3         $135,434        0.33%       9.865%       598       $45,145       78.02%     100.00%      36.89%
$50,001 - $75,000         19        1,239,474        2.98        9.036        553        65,235       84.81       94.61       95.27
$75,001 - $100,000        19        1,676,476        4.03        8.652        575        88,236       84.47       72.92      100.00
$100,001 - $125,000       21        2,373,024        5.71        8.197        611       113,001       81.30       47.73       94.92
$125,001 - $150,000       16        2,230,952        5.36        8.002        560       139,434       84.01       81.97      100.00
$150,001 - $200,000       20        3,532,028        8.49        8.217        606       176,601       82.53       49.29      100.00
$200,001 - $250,000       15        3,464,328        8.33        8.329        611       230,955       83.60       67.68       87.58
$250,001 - $300,000        6        1,606,041        3.86        7.884        619       267,674       90.18       66.79      100.00
$300,001 - $350,000       14        4,750,179       11.42        7.642        622       339,299       85.76       35.59      100.00
$350,001 & Above          48       20,580,113       49.49        7.263        632       428,752       83.08       52.36      100.00
-------------------     ----      -----------      ------        -----       ----      --------       -----       -----      ------
TOTAL                    181      $41,588,050      100.00%       7.710%       617      $229,768       83.70%      55.59%      98.33%
===================     ====      ===========      ======        =====       ====      ========       =====       =====      ======

                          Distribution by Current Rate

                                                    Pct. Of     Weighted                            Weighted
                                                    Pool By       Avg.     Weighted       Avg.         Avg.       Pct.        Pct.
                        Number      Principal      Principal     Gross        Avg.     Principal      Orig.       Full       Owner
Current Rate           Of Loans      Balance        Balance      Coupon      FICO       Balance        LTV      Loan Doc    Occupied
--------------         --------   ------------     ---------    --------   --------    ---------     --------   --------    --------
6.99% & Below             45       $15,449,406       37.15%       6.650%      652      $343,320       82.98%      49.92%      97.86%
7.00- 7.49%               23         4,641,256       11.16        7.354       630       201,794       89.29       76.00      100.00
7.50- 7.99%               44        10,033,035       24.12        7.869       598       228,024       81.97       50.36       97.80
8.00- 8.49%                5         1,621,588        3.90        8.211       596       324,318       86.63       30.95      100.00
8.50- 8.99%               27         4,956,414       11.92        8.845       581       183,571       82.71       66.70       97.93
9.00- 9.49%                9         1,524,658        3.67        9.274       548       169,406       83.44       85.59      100.00
9.50- 9.99%               22         2,618,383        6.30        9.851       578       119,017       83.78       47.49      100.00
10.00% & Above             6           743,310        1.79       10.416       608       123,885       87.41       63.05       94.41
--------------          ----       -----------     -------       ------      ----      --------      ------      ------      ------
TOTAL                    181       $41,588,050      100.00%       7.710%      617      $229,768       83.70%      55.59%      98.33%
==============          ====       ===========     =======       ======      ====      ========      ======      ======      ======

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                              Pct. Of     Weighted                            Weighted
                                              Pool By       Avg.     Weighted       Avg.         Avg.        Pct.         Pct.
                   Number      Principal     Principal     Gross        Avg.     Principal      Orig.        Full        Owner
    FICO          Of Loans      Balance       Balance      Coupon      FICO       Balance        LTV       Loan Doc     Occupied
------------      --------   ------------    ---------    --------   --------    ---------     --------    --------     --------
740 & Above          13       $3,620,833        8.71%       7.271%      764      $278,526       81.31%       18.78%       88.11%
720-739               1          463,361        1.11        6.675       721       463,361      100.00       100.00       100.00
700-719               6        1,682,979        4.05        6.992       708       280,496       82.51        60.60        92.84
680-699              10        2,802,995        6.74        7.071       687       280,299       86.92        28.47       100.00
660-679              16        4,216,552       10.14        7.902       664       263,534       87.60         0.00       100.00
640-659               9        2,384,424        5.73        7.031       649       264,936       81.77        24.26       100.00
620-639              14        4,484,678       10.78        7.072       629       320,334       86.69        53.06        99.02
600-619              13        4,165,605       10.02        7.721       611       320,431       85.85        54.10        99.00
580-599              12        2,296,099        5.52        7.833       590       191,342       87.57        84.93       100.00
560-579              16        3,343,705        8.04        7.551       569       208,982       82.46        79.85        98.25
540-559              25        4,533,798       10.90        8.301       548       181,352       83.81        84.86       100.00
520-539              27        4,890,270       11.76        8.535       528       181,121       76.32        77.18       100.00
500-519              17        2,433,125        5.85        8.439       512       143,125       81.37       100.00       100.00
499 & Below           1          161,453        0.39       10.750       497       161,453       70.00       100.00       100.00
N/A                   1          108,174        0.26        7.490       N/A       108,174       70.00       100.00       100.00
------------       ----      -----------      ------       ------      ----      --------      ------       ------       ------
TOTAL               181      $41,588,050      100.00%       7.710%      617      $229,768       83.70%       55.59%       98.33%
============       ====      ===========      ======       ======      ====      ========      ======       ======       ======


                          Distribution by Original LTV

                                               Pct. Of      Weighted                             Weighted
                                               Pool By        Avg.     Weighted        Avg.         Avg.         Pct.       Pct.
                    Number      Principal     Principal      Gross        Avg.      Principal      Orig.         Full      Owner
Original LTV       Of Loans      Balance       Balance       Coupon      FICO        Balance        LTV        Loan Doc   Occupied
---------------    --------   ------------    ---------     --------   --------     ---------    --------      --------   --------
50.01 - 60.00%         1         $194,981        0.47%       9.990%      527        $194,981       55.81%        0.00%     100.00%
60.01 - 70.00%        13        2,605,797        6.27        8.386       565         200,446       66.58        61.85       84.66
70.01 - 80.00%        75       18,163,317       43.67        7.465       634         242,178       78.40        35.21       98.38
80.01 - 85.00%        38        7,115,191       17.11        8.000       567         187,242       84.57        94.75      100.00
85.01 - 90.00%        25        6,402,258       15.39        7.558       597         256,090       89.49        52.30      100.00
90.01 - 95.00%         7        2,305,879        5.54        7.137       660         329,411       94.41        91.11      100.00
95.01 - 100.00%       22        4,800,626       11.54        8.226       661         218,210      100.00        60.80      100.00
---------------     ----      -----------      ------       ------      ----        --------      ------       ------      ------
TOTAL                181      $41,588,050      100.00%       7.710%      617        $229,768       83.70%       55.59%      98.33%
===============     ====      ===========      ======       ======      ====        ========      ======       ======      ======


                       Distribution by Documentation Type

                                               Pct. Of      Weighted                             Weighted
                                               Pool By        Avg.     Weighted        Avg.         Avg.       Pct.        Pct.
Documentation       Number      Principal     Principal      Gross        Avg.      Principal      Orig.       Full       Owner
    Type           Of Loans      Balance       Balance       Coupon      FICO        Balance        LTV      Loan Doc    Occupied
-------------      --------   ------------    ---------     --------   --------     ---------    --------    --------    --------
Full                 111       $23,116,784       55.59%       7.760%     586         $208,259     85.14%     100.00%       98.42%
Stated                64        16,939,736       40.73        7.669      661          264,683     81.36        0.00        98.05
Limited                6         1,531,530        3.68        7.407      601          255,255     87.84        0.00       100.00
-------------       ----       -----------      ------       ------     ----        ---------    ------      ------       ------
TOTAL                181       $41,588,050      100.00%       7.710%     617         $229,768     83.70%      55.59%       98.33%
=============       ====       ===========      ======       ======     ====        =========    ======      ======       ======


                          Distribution by Loan Purpose

                                               Pct. Of      Weighted                             Weighted
                                               Pool By        Avg.     Weighted        Avg.         Avg.       Pct.        Pct.
    Loan            Number      Principal     Principal      Gross        Avg.      Principal      Orig.       Full       Owner
  Purpose          Of Loans      Balance       Balance       Coupon      FICO        Balance        LTV      Loan Doc    Occupied
-------------      --------   ------------    ---------     --------   --------     ---------    --------    --------    --------
Purchase               81      $20,491,976      49.27%        7.576%     643         $252,987      83.98%     41.35%       98.71%
Cashout refi           74       17,149,764      41.24         7.761      598          231,754      83.14      65.38        97.49
Rate/Term refi         26        3,946,310       9.49         8.190      561          151,781      84.63      86.94       100.00
--------------       ----     ------------    -------        ------     ----        ---------     ------     ------       ------
TOTAL                 181      $41,588,050     100.00%        7.710%     617         $229,768      83.70%     55.59%       98.33%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Occupancy Status

                                               Pct. Of      Weighted                             Weighted
                                               Pool By        Avg.     Weighted        Avg.         Avg.       Pct.        Pct.
    Loan            Number      Principal     Principal      Gross        Avg.      Principal      Orig.       Full       Owner
  Purpose          Of Loans      Balance       Balance       Coupon      FICO        Balance        LTV      Loan Doc    Occupied
-------------      --------    -----------    ---------     --------   --------     ---------    --------    --------    --------
Owner                175       $40,893,138       98.33%       7.712%      615        $233,675      83.91%     55.64%      100.00%
Non-Owner              6           694,912        1.67        7.607       741         115,819      70.95      52.50         0.00
-------------       ----       -----------      ------       ------      ----       ---------     ------     ------      -------
TOTAL                181       $41,588,050      100.00%       7.710%      617        $229,768      83.70%     55.59%       98.33%
=============       ====       ===========      ======       ======      ====       =========     ======     ======      =======


                          Distribution by Property Type

                                               Pct. Of      Weighted                            Weighted
                                               Pool By        Avg.    Weighted      Avg.          Avg.        Pct.        Pct.
 Property           Number     Principal      Principal      Gross      Avg.     Principal       Orig.        Full       Owner
    Type           Of Loans     Balance        Balance       Coupon     FICO      Balance         LTV       Loan Doc    Occupied
-------------      --------   -----------     ---------     --------  --------   ---------     --------     --------    --------
Single Family        152      $34,071,624       81.93%       7.756%      614      $224,155       84.17%      57.02%      98.13%
PUD                   20        5,538,904       13.32        7.273       634       276,945       82.77       46.79      100.00
Condo                  4        1,032,331        2.48        8.583       565       258,083       75.95       66.26      100.00
2-4 Family             5          945,191        2.27        7.654       664       189,038       80.66       43.92       93.80
-------------       ----      -----------      ------       ------      ----     ---------      ------       -----      ------
TOTAL                181      $41,588,050      100.00%       7.710%      617      $229,768       83.70%      55.59%      98.33%
=============       ====      ===========      ======       ======      ====     =========      ======       =====      ======

                              Distribution by State

                                                    Pct. Of     Weighted
                                                    Pool By        Avg.                  Avg.      Weighted                   Pct.
                       Number Of     Principal     Principal      Gross   Weighted    Principal    Avg. Orig.   Pct. Full    Owner
       State             Loans        Balance       Balance      Coupon   Avg. FICO    Balance        LTV       Loan Doc    Occupied
--------------------   ---------    ----------     ---------    --------- ---------   ---------    ----------   ---------   --------
California(Southern)       30       $9,338,945       22.46%       7.079%     632      $311,298       81.41%      48.72%      97.64%
California(Northern)       23        7,029,003       16.90        7.339      619       305,609       82.67       50.30       95.30
New York                   12        4,285,281       10.30        7.900      613       357,107       82.98       61.66      100.00
New Jersey                 12        3,918,514        9.42        8.132      604       326,543       86.28       53.32      100.00
Virginia                    9        2,002,170        4.81        8.134      611       222,463       83.35       55.77      100.00
Illinois                   10        1,779,043        4.28        8.216      660       177,904       90.08       65.64      100.00
Maryland                    5        1,629,660        3.92        7.314      655       325,932       82.66       50.31      100.00
Florida                     8        1,178,780        2.83        8.087      532       147,348       76.88       62.18      100.00
Texas                       7        1,149,389        2.76        8.643      590       164,198       83.81       47.59      100.00
Pennsylvania                6        1,065,753        2.56        8.234      582       177,625       87.90       55.98      100.00
Massachusetts               3        1,064,714        2.56        7.138      613       354,905       77.88       67.93      100.00
Others                     56        7,146,798       17.18        8.196      610       127,621       86.80       64.31       97.98
--------------------     ----      -----------      ------       ------     ----     ---------      ------       -----      ------
TOTAL                     181      $41,588,050      100.00%       7.710%     617      $229,768       83.70%      55.59%      98.33%
====================     ====      ===========      ======       ======     ====     =========      ======       =====      ======

                            Distribution by Zip Code

                                               Pct. Of     Weighted
                                               Pool By        Avg.                    Avg.      Weighted                   Pct.
                  Number Of    Principal      Principal      Gross     Weighted    Principal    Avg. Orig.   Pct. Full    Owner
Zip Code            Loans       Balance        Balance      Coupon     Avg. FICO    Balance        LTV       Loan Doc    Occupied
---------         ---------   -----------     ---------    ---------   ---------   ---------    ----------   ---------   --------
 08527                 2         $797,936        1.92%       7.005%       632      $398,968       89.34%      56.85%      100.00%
 95116                 2          705,441        1.70        6.074        687       352,720       80.00        0.00       100.00
 94565                 2          645,024        1.55        8.622        580       322,512       79.99       31.58       100.00
 10804                 1          640,329        1.54        8.990        606       640,329       85.00      100.00       100.00
 94509                 2          634,304        1.53        7.379        566       317,152       86.55      100.00       100.00
 11423                 1          564,225        1.36        6.500        560       564,225       85.00      100.00       100.00
 91320                 1          531,124        1.28        6.990        661       531,124       80.00        0.00       100.00
 80110                 1          523,260        1.26        6.990        702       523,260       84.00      100.00       100.00
 93908                 1          517,143        1.24        8.990        522       517,143       70.00      100.00       100.00
 92692                 1          507,079        1.22        6.500        574       507,079       80.00      100.00       100.00
Others               167       35,522,186       85.41        7.764        618       212,708       83.92       53.69        98.04
---------           ----     ------------     -------       ------       ----      --------      ------      ------       ------
TOTAL                181      $41,588,050      100.00%       7.710%       617      $229,768       83.70%      55.59%       98.33%
=========           ====     ============     =======       ======       ====      ========      ======      ======       ======

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                            Pct. Of     Weighted
  Remaining                                 Pool By       Avg.                        Avg.       Weighted        Pct.        Pct.
  Months To      Number       Principal     Principal    Gross         Weighted     Principal       Avg.         Full       Owner
  Maturity      Of Loans       Balance       Balance     Coupon        Avg. FICO     Balance     Orig. LTV     Loan Doc    Occupied
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
241 - 360         181      $41,588,050       100.00%     7.710%          617         $229,768       83.70%      55.59%      98.33%
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
TOTAL             181      $41,588,050       100.00%     7.710%          617         $229,768       83.70%      55.59%      98.33%
============= =========== ============== ============= =========== =============== =========== ============ ============= ==========


                          Distribution by Product Type

                                            Pct. Of     Weighted
                                            Pool By       Avg.                        Avg.       Weighted        Pct.        Pct.
                 Number       Principal     Principal    Gross         Weighted     Principal       Avg.         Full       Owner
Product Type    Of Loans       Balance       Balance     Coupon        Avg. FICO     Balance     Orig. LTV     Loan Doc    Occupied
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
3/27 ARM          142      $30,215,243        72.65%     7.721%          621         $212,783       84.33%      54.39%      98.10%
2/28 ARM           39       11,372,807        27.35      7.681           605          291,610       82.02       58.75       98.94
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
TOTAL             181      $41,588,050       100.00%     7.710%          617         $229,768       83.70%      55.59%      98.33%
============= =========== ============== ============= =========== =============== =========== ============ ============= ==========


                          Distribution by Periodic Cap

                                            Pct. Of     Weighted
                                            Pool By       Avg.                        Avg.       Weighted        Pct.        Pct.
                 Number       Principal     Principal    Gross         Weighted     Principal       Avg.         Full       Owner
Periodic Cap    Of Loans       Balance       Balance     Coupon        Avg. FICO     Balance     Orig. LTV     Loan Doc    Occupied
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
1.00%               1          $68,778         0.17%     7.875%          621          $68,778       100.00%     100.00%     100.00%
1.50%             180       41,519,272        99.83      7.710           617          230,663        83.67       55.51       98.33
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
TOTAL             181      $41,588,050       100.00%     7.710%          617         $229,768        83.70%      55.59%      98.33%
============= =========== ============== ============= =========== =============== =========== ============ ============= ==========


                      Distribution by Months to Rate Reset

                                            Pct. Of     Weighted
                                            Pool By       Avg.                        Avg.       Weighted        Pct.        Pct.
Months to        Number       Principal     Principal    Gross         Weighted     Principal       Avg.         Full       Owner
Rate Reset      Of Loans       Balance       Balance     Coupon        Avg. FICO     Balance     Orig. LTV     Loan Doc    Occupied
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
13-24              39      $11,372,807        27.35%     7.681%          605         $291,610       82.02%      58.75%      98.94%
25-36             142       30,215,243        72.65      7.721           621          212,783       84.33       54.39       98.10
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
TOTAL             181      $41,588,050       100.00%     7.710%          617         $229,768       83.70%      55.59%      98.33%
============= =========== ============== ============= =========== =============== =========== ============ ============= ==========


                        Distribution by Maximum Life Rate

                                              Pct. Of     Weighted
                                              Pool By       Avg.                     Avg.       Weighted        Pct.        Pct.
Maximum Life       Number       Principal     Principal    Gross      Weighted     Principal       Avg.         Full       Owner
    Rate          Of Loans       Balance       Balance     Coupon     Avg. FICO     Balance     Orig. LTV     Loan Doc    Occupied
--------------- ----------- -------------- ------------- ----------- ------------ ----------- ------------ ------------- ----------

12.99% & Below      3        $1,022,993          2.46%      5.950       718         $340,998      80.00%       48.54%      100.00%
13.00-13.49%       10         2,886,683          6.94       6.226       659          288,668      79.73        48.88        95.83
13.50-13.99%       32        11,539,729         27.75       6.819       645          360,617      84.06        50.30        98.18
14.00-14.49%       23         4,641,256         11.16       7.354       630          201,794      89.29        76.00       100.00
14.50-14.99%       44        10,033,035         24.12       7.869       598          228,024      81.97        50.36        97.80
15.00-15.49%        5         1,621,588          3.90       8.211       596          324,318      86.63        30.95       100.00
15.50-15.99%       27         4,956,414         11.92       8.845       581          183,571      82.71        66.70        97.93
16.00-16.99%       31         4,143,041          9.96       9.638       567          133,646      83.66        61.51       100.00
17.00% & Above      6           743,310          1.79      10.416       608          123,885      87.41        63.05        94.41
--------------- ----------- -------------- ------------- ----------- ------------ ----------- ------------ ------------- ----------
TOTAL             181       $41,588,050        100.00%      7.710       617         $229,768      83.70%       55.59%       98.33%
=============== =========== ============== ============= =========== ============ =========== ============ ============= ==========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                            Pct. Of     Weighted
                                            Pool By       Avg.                        Avg.       Weighted        Pct.        Pct.
Months to        Number       Principal     Principal    Gross         Weighted     Principal       Avg.         Full       Owner
Rate Reset      Of Loans       Balance       Balance     Coupon        Avg. FICO     Balance     Orig. LTV     Loan Doc    Occupied
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------

5.99% & Below      59      $18,204,389       43.77%      6.760           652         $308,549       84.27%      53.32%       98.19%
6.00- 6.49%        37        9,508,111       22.86       7.778           597          256,976       83.60       51.99       100.00
6.50- 6.99%        19        3,791,333        9.12       7.969           606          199,544       82.15       50.19        94.18
7.00% & Above      66       10,084,218       24.25       9.264           576          152,791       83.34       65.09        98.57
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
TOTAL             181      $41,588,050      100.00%      7.710           617         $229,768       83.70%      55.59%       98.33%
============= =========== ============== ============= =========== =============== =========== ============ ============= ==========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Group II Fixed Rate Mortgage Loans

        Scheduled Principal Balance:                       $50,783,708
        Number of Mortgage Loans:                                  351
        Average Scheduled Principal Balance:                  $144,683
        Weighted Average Gross Coupon:                          7.181%
        Weighted Average Net Coupon:                            6.671%
        Weighted Average Original FICO Score:                      636
        Weighted Average Original LTV Ratio:                    82.96%
        Weighted Average Stated Remaining Term (months):           326
        Weighted Average Seasoning (months):                         3


                    Distribution by Current Principal Balance


                                                  Pct. Of     Weighted
                                                  Pool By       Avg.                     Avg.       Weighted      Pct.        Pct.
Current Principal      Number       Principal     Principal    Gross      Weighted     Principal       Avg.       Full       Owner
    Balance           Of Loans       Balance       Balance     Coupon     Avg. FICO     Balance     Orig. LTV   Loan Doc    Occupied
------------------- ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- ---------

$0 - $50,000           28        $1,179,003          2.32%     8.046        604          $42,107      66.24%       75.18%    90.30%
$50,001 -   $75,000    59         3,794,059          7.47      7.794        622           64,306      86.72        79.24     93.15
$75,001 -  $100,000    59         5,160,873         10.16      7.651        628           87,472      85.05        73.16     98.52
$100,001 - $125,000    59         6,572,284         12.94      7.538        612          111,395      84.98        69.18     94.80
$125,001 - $150,000    27         3,719,839          7.32      7.421        643          137,772      87.83        66.42     92.34
$150,001 - $200,000    46         8,021,685         15.80      7.082        640          174,384      84.41        61.60     91.21
$200,001 - $250,000    29         6,358,126         12.52      7.312        638          219,246      85.60        57.83    100.00
$250,001 - $300,000     7         1,909,042          3.76      6.632        621          272,720      82.27        58.44     85.41
$300,001 - $350,000    18         5,846,579         11.51      6.716        664          324,810      82.83        61.34    100.00
$350,001 & Above       19         8,222,218         16.19      6.537        649          432,748      75.27        75.44     90.64
------------------- ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- ---------
TOTAL                 351       $50,783,708        100.00%     7.181        636         $144,683      82.96%       67.36%    94.43%
=================== =========== ============== ============= =========== ============ =========== ============ =========== =========

                          Distribution by Current Rate


                                                  Pct. Of     Weighted
                                                  Pool By       Avg.                     Avg.       Weighted      Pct.        Pct.
                       Number       Principal     Principal    Gross      Weighted     Principal       Avg.       Full       Owner
Current Rate          Of Loans       Balance       Balance     Coupon     Avg. FICO     Balance     Orig. LTV   Loan Doc    Occupied
------------------- ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- ---------

6.99% & Below         137        $26,393,911        51.97%      6.457       661         $192,656      80.65%      66.30%     96.15%
7.00- 7.49%            52          5,604,504        11.04       7.266       613          107,779      82.34       61.84      94.32
7.50- 7.99%            89         11,706,136        23.05       7.807       621          131,530      86.33       67.35      94.76
8.00- 8.49%            23          2,345,627         4.62       8.282       586          101,984      87.68       76.99      95.23
8.50- 8.99%            34          3,571,063         7.03       8.741       592          105,031      85.48       74.87      79.61
9.00- 9.49%             4            231,900         0.46       9.343       541           57,975      81.85      100.00      81.18
9.50- 9.99%             8            645,532         1.27       9.710       610           80,691      88.73       80.04     100.00
10.00% & Above          4            285,035         0.56      10.661       594           71,259      87.55       46.36     100.00
------------------- ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- ---------
TOTAL                 351        $50,783,708       100.00%      7.181       636         $144,683      82.96%      67.36%     94.43%
=================== =========== ============== ============= =========== ============ =========== ============ =========== =========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO


                                            Pct. Of     Weighted
                                            Pool By       Avg.                        Avg.       Weighted        Pct.        Pct.
                 Number       Principal     Principal    Gross         Weighted     Principal       Avg.         Full       Owner
    FICO        Of Loans       Balance       Balance     Coupon        Avg. FICO     Balance     Orig. LTV     Loan Doc    Occupied
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------

740 & Above        18       $2,904,251         5.72%     6.721           765         $161,347       81.49%       48.75%      79.66%
720-739            10        1,915,639         3.77      6.251           729          191,564       76.70        27.87      100.00
700-719            15        2,689,310         5.30      6.701           709          179,287       81.18        61.92       88.29
680-699            34        6,375,491        12.55      6.713           690          187,514       83.39        52.64       97.59
660-679            40        5,235,835        10.31      7.100           669          130,896       86.36        69.12       95.53
640-659            51        7,219,918        14.22      6.930           649          141,567       83.41        68.01       96.61
620-639            36        5,114,205        10.07      7.308           631          142,061       84.84        69.27       94.85
600-619            33        5,389,124        10.61      7.703           608          163,307       87.02        64.22       86.47
580-599            23        2,991,942         5.89      7.302           592          130,084       85.03        66.61       95.33
560-579            19        2,627,954         5.17      7.645           569          138,313       78.03        67.18       93.95
540-559            29        3,591,701         7.07      7.662           550          123,852       82.59        90.83      100.00
520-539            27        2,900,598         5.71      7.941           529          107,430       75.55        98.54      100.00
500-519            13        1,641,781         3.23      7.438           512          126,291       81.75       100.00      100.00
499 & Below         3          185,960         0.37      8.349           486           61,987       67.20       100.00      100.00
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
TOTAL             351      $50,783,708       100.00%     7.181           636         $144,683       82.96%       67.36%      94.43%
============= =========== ============== ============= =========== =============== =========== ============ ============= ==========


                          Distribution by Original LTV

                                            Pct. Of     Weighted
                                            Pool By       Avg.                        Avg.       Weighted        Pct.        Pct.
   Original      Number       Principal     Principal    Gross         Weighted     Principal       Avg.         Full       Owner
     LTV        Of Loans       Balance       Balance     Coupon        Avg. FICO     Balance     Orig. LTV     Loan Doc    Occupied
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------

40.00% & Below      6         $270,386         0.53%     6.811           677          $45,064       29.21%       70.45%     100.00%
40.01 - 50.00%      4          544,980         1.07      6.680           613          136,245       46.83        19.11      100.00
50.01 - 60.00%     11        1,487,462         2.93      6.838           572          135,224       55.83        61.55      100.00
60.01 - 70.00%     23        3,281,511         6.46      7.190           635          142,674       66.50        33.61       73.03
70.01 - 80.00%    121       20,171,540        39.72      6.957           652          166,707       78.34        53.20       91.92
80.01 - 85.00%     42        6,325,886        12.46      7.101           602          150,616       84.16        74.59       95.02
85.01 - 90.00%     56        7,639,607        15.04      7.362           622          136,422       89.72        78.54      100.00
90.01 - 95.00%     29        3,919,591         7.72      7.164           641          135,158       93.40       100.00      100.00
95.01 - 100.00%    59        7,142,744        14.07      7.817           651          121,063       99.96        91.36      100.00
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
TOTAL             351      $50,783,708       100.00%     7.181           636         $144,683       82.96%       67.36%      94.43%
============= =========== ============== ============= =========== =============== =========== ============ ============= ==========


                       Distribution by Documentation Type

                                            Pct. Of     Weighted
                                            Pool By       Avg.                        Avg.       Weighted        Pct.        Pct.
Documentation    Number       Principal     Principal    Gross         Weighted     Principal       Avg.         Full       Owner
    Type        Of Loans       Balance       Balance     Coupon        Avg. FICO     Balance     Orig. LTV     Loan Doc    Occupied
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------


Full              244      $34,209,546        67.36%     7.208%          624        $140,203       85.56%       100.00%     95.29%
Stated             92       13,651,364        26.88      7.216           662         148,384       77.52          0.00      92.08
Limited            15        2,922,798         5.76      6.689           666         194,853       77.89          0.00      95.22
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
TOTAL             351      $50,783,708       100.00%     7.181%          636        $144,683       82.96%        67.36%     94.43%
============= =========== ============== ============= =========== =============== =========== ============ ============= ==========


                          Distribution by Loan Purpose

                                            Pct. Of     Weighted
                                            Pool By       Avg.                        Avg.       Weighted        Pct.        Pct.
    Loan         Number       Principal     Principal    Gross         Weighted     Principal       Avg.         Full       Owner
  Purpose       Of Loans       Balance       Balance     Coupon        Avg. FICO     Balance     Orig. LTV     Loan Doc    Occupied
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------

Cashout refi      227      $34,204,253        67.35%     7.100           631         $150,680       82.01%      69.46%      95.39%
Rate/Term
refi               67        8,566,495        16.87      7.448           617          127,858       84.84       68.76       99.64
Purchase           57        8,012,961        15.78      7.238           680          140,578       84.99       56.92       84.76
------------- ----------- -------------- ------------- ----------- --------------- ----------- ------------ ------------- ----------
TOTAL             351      $50,783,708       100.00%     7.181           636         $144,683       82.96%      67.36%      94.43%
============= =========== ============== ============= =========== =============== =========== ============ ============= ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Occupancy Status

                                                   Pct. Of     Weighted
                                                   Pool By       Avg.                     Avg.       Weighted      Pct.        Pct.
                        Number       Principal     Principal    Gross      Weighted     Principal       Avg.       Full       Owner
Occupancy Status       Of Loans       Balance       Balance     Coupon     Avg. FICO     Balance     Orig. LTV   Loan Doc   Occupied
-------------------  ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- --------
Owner                  331       $47,953,638         94.43%     7.152        635         $144,875      83.39%      67.98%    100.00%
Non-Owner               18         2,239,470          4.41      7.865        635          124,415      74.42       54.23       0.00
Second Home              2           590,600          1.16      6.933        756          295,300      80.00       66.91       0.00
------------------- ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- ---------
TOTAL                  351       $50,783,708        100.00%     7.181        636         $144,683      82.96%      67.36%     94.43%
=================== =========== ============== ============= =========== ============ =========== ============ =========== =========


                         Distribution by Property Type

                                                   Pct. Of     Weighted
                                                   Pool By       Avg.                     Avg.       Weighted      Pct.        Pct.
                        Number       Principal     Principal    Gross      Weighted     Principal       Avg.       Full       Owner
Property Type          Of Loans       Balance       Balance     Coupon     Avg. FICO     Balance     Orig. LTV   Loan Doc   Occupied
-------------------  ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- --------
Single
Family                 293       $40,683,004         80.11%     7.208        635         $138,850      83.24%      70.49%     95.03%
2-4 Family              17         3,770,670          7.42      7.067        640          221,804      79.18       36.62      83.11
PUD                     23         3,564,498          7.02      7.140        637          154,978      85.35       61.06     100.00
Condo                   17         2,716,158          5.35      6.972        651          159,774      81.18       70.94      93.71
Man. Housing             1            49,377          0.10      7.259        675           49,377      62.50      100.00     100.00
------------------- ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- ---------
TOTAL                  351       $50,783,708        100.00%     7.181        636         $144,683      82.96%      67.36%     94.43%
=================== =========== ============== ============= =========== ============ =========== ============ =========== =========


                              Distribution by State

                                                   Pct. Of     Weighted
                                                   Pool By       Avg.                     Avg.       Weighted      Pct.        Pct.
                        Number       Principal     Principal    Gross      Weighted     Principal       Avg.       Full       Owner
      State            Of Loans       Balance       Balance     Coupon     Avg. FICO     Balance     Orig. LTV   Loan Doc   Occupied
-------------------  ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- --------
California(Southern)    67       $13,008,003         25.61%     6.856        639         $194,149      79.09%      55.83%     89.84%
California(Northern)    38         8,194,840         16.14      6.910        649          215,654      79.72       60.07      98.23
Florida                 47         5,117,460         10.08      7.560        618          108,882      82.65       51.36      92.37
Tennessee               23         2,187,758          4.31      7.657        613           95,120      87.48      100.00      98.58
Indiana                 26         2,109,041          4.15      7.596        636           81,117      84.47       60.94      96.45
Pennsylvania            14         1,947,864          3.84      7.511        655          139,133      88.03       62.18      96.54
Ohio                    12         1,274,376          2.51      8.038        593          106,198      92.16      100.00     100.00
New Jersey               4         1,225,247          2.41      6.576        659          306,312      81.45       80.04      90.67
Kentucky                12         1,184,487          2.33      7.352        624           98,707      86.25       79.43     100.00
Texas                   10         1,136,781          2.24      6.953        646          113,678      70.72       41.89     100.00
Missouri                12         1,122,195          2.21      7.343        611           93,516      84.55       84.57     100.00
Others                  86        12,275,657         24.17      7.299        639          142,740      87.33       82.20      94.42
------------------- ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- ---------
TOTAL                  351       $50,783,708        100.00%     7.181        636         $144,683      82.96%      67.36%     94.43%
=================== =========== ============== ============= =========== ============ =========== ============ =========== =========


                            Distribution by Zip Code

                                                   Pct. Of     Weighted
                                                   Pool By       Avg.                     Avg.       Weighted      Pct.        Pct.
                        Number       Principal     Principal    Gross      Weighted     Principal       Avg.       Full       Owner
    Zip Code           Of Loans       Balance       Balance     Coupon     Avg. FICO     Balance     Orig. LTV   Loan Doc   Occupied
-------------------  ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- --------
93905                    3          $778,235          1.53%     7.459        591         $259,412      78.39%      35.87%    100.00%
94541                    2           653,554          1.29      6.713        730          326,777      77.44       49.64     100.00
92075                    1           499,094          0.98      6.500        524          499,094      58.82      100.00     100.00
97229                    1           499,085          0.98      6.450        588          499,085      76.45      100.00     100.00
08742                    1           498,952          0.98      6.000        654          498,952      77.51      100.00     100.00
95116                    1           498,733          0.98      6.875        636          498,733      76.92      100.00     100.00
95060                    1           497,910          0.98      7.625        712          497,910      71.29      100.00     100.00
11777                    1           496,479          0.98      5.750        696          496,479      80.00      100.00     100.00
92673                    1           495,552          0.98      6.500        639          495,552      78.73      100.00     100.00
95125                    1           449,080          0.88      5.875        690          449,080      75.00        0.00     100.00
Others                 338        45,417,036         89.43      7.245        635          134,370      83.86       66.32      93.77
------------------- ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- ---------
TOTAL                  351       $50,783,708        100.00%     7.181        636         $144,683      82.96%      67.36%     94.43%
=================== =========== ============== ============= =========== ============ =========== ============ =========== =========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                                   Pct. Of     Weighted
    Remaining                                      Pool By       Avg.                     Avg.       Weighted      Pct.        Pct.
    Months to           Number       Principal     Principal    Gross      Weighted     Principal       Avg.       Full       Owner
     Maturity          Of Loans       Balance       Balance     Coupon     Avg. FICO     Balance     Orig. LTV   Loan Doc   Occupied
-------------------  ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- --------
0 - 180 Months          64        $7,685,545         15.13%     7.196        638         $120,087      83.11%      72.68%     96.77%
181 - 240
Months                   9         1,056,273          2.08      7.783        628          117,364      94.45       85.67     100.00
241 - 360
Months                 278        42,041,890         82.79      7.163        636          151,230      82.64       65.93      93.86
------------------- ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- ---------
TOTAL                  351       $50,783,708        100.00%     7.181        636         $144,683      82.96%      67.36%     94.43%
=================== =========== ============== ============= =========== ============ =========== ============ =========== =========


                          Distribution by Product Type

                                                   Pct. Of     Weighted
                                                   Pool By       Avg.                     Avg.       Weighted      Pct.        Pct.
                        Number       Principal     Principal    Gross      Weighted     Principal       Avg.       Full       Owner
Product Type           Of Loans       Balance       Balance     Coupon     Avg. FICO     Balance     Orig. LTV   Loan Doc   Occupied
-------------------  ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- --------
Fixed Rate             309       $45,105,530         88.82%     7.133        636         $145,973      81.98%      65.11%     94.12%
Fixed
Balloon                 42         5,678,178         11.18      7.555        637          135,195      90.68       85.25      96.88
------------------- ----------- -------------- ------------- ----------- ------------ ----------- ------------ ----------- ---------
TOTAL                  351       $50,783,708        100.00%     7.181        636         $144,683      82.96%      67.36%     94.43%
=================== =========== ============== ============= =========== ============ =========== ============ =========== =========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap, Loan Group II Cap and WAC Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                    Group I        Group II
  Distribution       Loan Cap      Loan Cap        WAC Cap
      Date              (%)           (%)           (%)
  --------------    ----------     ---------       -------
          Nov-03       5.6088        5.5681        5.5966
          Dec-03       5.1281        5.0985        5.1191
          Jan-04       5.0867        5.0666        5.0806
          Feb-04       5.2121        5.2011        5.2087
          Mar-04       5.3446        5.3431        5.3442
          Apr-04       4.7994        4.8067        4.8016
          May-04       5.4616        5.4708        5.4644
          Jun-04       5.0658        5.0818        5.0707
          Jul-04       5.0208        5.0438        5.0279
          Aug-04       5.1400        5.1705        5.1495
          Sep-04       4.6274        4.6608        4.6378
          Oct-04       5.3983        5.4438        5.4125
          Nov-04       5.5953        5.5895        5.5935
          Dec-04       5.7491        5.7455        5.7480
          Jan-05       6.1163        6.1150        6.1159
          Feb-05       5.6935        5.6948        5.6939
          Mar-05       6.2714        6.2759        6.2728
          Apr-05       5.6346        5.6415        5.6368
          May-05       6.9521        6.8898        6.9325
          Jun-05       6.3201        6.2631        6.3022
          Jul-05       7.4487        7.3885        7.4298
          Aug-05       6.8888        6.8173        6.8663
          Sep-05       6.8017        6.6154        6.7430
          Oct-05       7.5052        7.2990        7.4402
          Nov-05       7.0209        6.8275        6.9599
          Dec-05       6.8015        6.6135        6.7421
          Jan-06       7.5050        7.3040        7.4414
          Feb-06       6.7460        6.5522        6.6846
          Mar-06       8.0967        7.7345        7.9819
          Apr-06       7.8174        7.4669        7.7062
          May-06       7.5567        7.2171        7.4489
          Jun-06       7.0843        6.7652        6.9829
          Jul-06       7.8171        7.4843        7.7112
          Aug-06       8.3740        7.5525        8.1124
          Sep-06       8.5175        7.5626        8.2132
          Oct-06       8.8007        7.8128        8.4856
          Nov-06       7.9999        7.1008        7.7129
          Dec-06       9.1026        8.0783        8.7753
          Jan-07       8.7984        7.8265        8.4876
          Feb-07       9.2726        7.8647        8.8219
          Mar-07      10.7553        8.9983       10.1925
          Apr-07      10.0370        8.3957        9.5107
          May-07      10.0356        8.3929        9.5085
          Jun-07       9.7106        8.1195        9.1996
          Jul-07      10.0329        8.4044        9.5095
          Aug-07      10.0604        8.1024        9.4306
          Sep-07      11.5539        9.2247       10.8041
          Oct-07      11.1669        8.9138       10.4411
          Nov-07      10.4672        8.3534        9.7858
          Dec-07      11.1632        8.9069       10.4352
          Jan-08      11.1613        8.9159       10.4363
          Feb-08      11.6917        9.0230       10.8294
          Mar-08      12.5089        9.6412       11.5815
          Apr-08      11.6996        9.0153       10.8310
          May-08      11.3319        8.7299       10.4893
          Jun-08      12.5018        9.6289       11.5708
          Jul-08      12.0828        9.3122       11.1843
          Aug-08      12.2840        9.2724       11.3066
          Sep-08      12.2898        9.2683       11.3085
          Oct-08      11.9034        8.9747       10.9516
          Nov-08      13.1322        9.8988       12.0806
          Dec-08      12.2825        9.2561       11.2976
          Jan-09      12.2801        9.2521       11.2939
          Feb-09      12.6870        9.5563       11.6666
          Mar-09      13.5905       10.2344       12.4959
          Apr-09      11.5291        8.6800       10.5992
          May-09      13.1167        9.8729       12.0573
          Jun-09      12.6770        9.5397       11.6517
          Jul-09      11.8824        8.9396       10.9200
          Aug-09      13.1090        9.8602       12.0458
          Sep-09      12.2609        9.2201       11.2650
          Oct-09      12.2585        9.2162       11.2615
          Nov-09      12.6647        9.5193       11.6331
          Dec-09      11.5111        8.6502       10.5722
          Jan-10      13.5640       10.1906       12.4562
          Feb-10      12.2490        9.2005       11.2472
          Mar-10      13.5587       10.1820       12.4483
          Apr-10      11.8616        8.9055       10.8888
          May-10      13.0861        9.8227       12.0115
          Jun-10      12.2395        9.1851       11.2330
          Jul-10      12.2371        9.1813       11.2295
          Aug-10      12.6425        9.4834       11.6002
          Sep-10      11.4910        8.6177       10.5423
          Oct-10      13.5403       10.1524       12.4210
          Nov-10      11.8455        8.8797       10.8650
          Dec-10      12.2253        9.1624       11.2120
          Jan-11      13.0659        9.7903       11.9815
          Feb-11      12.2206        9.1549       11.2051
          Mar-11      13.5273       10.1317       12.4018
          Apr-11      12.2159        9.1475       11.1981
          May-11      12.6207        9.4486       11.5679
          Jun-11      11.4712        8.5862       10.5130
          Jul-11      13.5170       10.1154       12.3865
          Aug-11      12.2066        9.1329       11.1844
          Sep-11      11.8229        8.8440       10.8316
          Oct-11      13.0435        9.7550       11.9485
          Nov-11      12.1996        9.1220       11.1742
          Dec-11      11.8162        8.8335       10.8217
          Jan-12      13.0360        9.7435       11.9376
          Feb-12      11.4538        8.5591       10.4874
          Mar-12      13.4965       10.0836       12.3565
          Apr-12      12.5944        9.4077       11.5292



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Group I        Group II
  Distribution       Loan Cap      Loan Cap        WAC Cap
      Date              (%)           (%)           (%)
  --------------    ----------     ---------       -------
          May-12       12.5920        9.4041       11.5258
          Jun-12       12.1836        9.0972       11.1507
          Jul-12       12.5873        9.3969       11.5189
          Aug-12       11.4409        8.5394       10.4686
          Sep-12       13.0165        9.7135       11.9090
          Oct-12       12.5803        9.3862       11.5087
          Nov-12       11.7918        8.7962       10.7862
          Dec-12       12.5756        9.3791       11.5019
          Jan-13       12.5733        9.3756       11.4985
          Feb-13       12.1655        9.0698       11.1243
          Mar-13       13.4664       10.0378       12.3126
          Apr-13       12.1610        9.0631       11.1178
          May-13       11.4219        8.5107       10.4410
          Jun-13       13.4590       10.0268       12.3019
          Jul-13       12.5595        9.3549       11.4784
          Aug-13       11.7724        8.7670       10.7579
          Sep-13       12.5549        9.3481       11.4719
          Oct-13       12.5526        9.3448       11.4686



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap, Effective Loan Group II Cap and Effective WAC Cap. The Loan Group I Cap, and the Effective Loan Group II Cap (the Loan Group II Cap plus the purchased interest rate cap) and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) for each Distribution Date are as set forth in the following table. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                                   Eff.
    Distribution  Group I Loan   Group II         Eff. WAC
        Date         Cap (%)    Loan Cap (%)       Cap (%)
----------------  ------------  ------------      --------
          Nov-03        5.6088        6.6402        5.9187
          Dec-03        5.1281        6.3457        5.4958
          Jan-04        5.0867        6.3234        5.4621
          Feb-04        5.2121        6.4666        5.5946
          Mar-04        5.3446        6.6167        5.7341
          Apr-04        4.7994        6.0876        5.1953
          May-04        5.4616        6.7583        5.8615
          Jun-04        5.0658        6.3750        5.4708
          Jul-04        5.0208        6.3420        5.4306
          Aug-04        5.1400        6.4729        5.5544
          Sep-04        4.6274        5.9666        5.0445
          Oct-04        5.3983        6.7522        5.8206
          Nov-04        5.5953        6.8997        6.0025
          Dec-04        5.7491        7.0574        6.1579
          Jan-05        6.1163        7.4287        6.5268
          Feb-05        5.6935        7.0103        6.1057
          Mar-05        6.2714        7.5931        6.6856
          Apr-05        5.6346        6.9605        6.0505
          May-05        6.9521        8.2105        7.3472
          Jun-05        6.3201        7.5856        6.7178
          Jul-05        7.4487        8.7127        7.8464
          Aug-05        6.8888        8.1433        7.2838
          Sep-05        6.8017        7.9431        7.1614
          Oct-05        7.5052        8.6285        7.8596
          Nov-05        7.0209        8.1586        7.3802
          Dec-05        6.8015        7.9464        7.1633
          Jan-06        7.5050        8.6386        7.8636
          Feb-06        6.7460        7.8884        7.1078
          Mar-06        8.0967        9.0725        8.4060
          Apr-06        7.8174        8.8066        8.1312
          May-06        7.5567        8.5584        7.8748
          Jun-06        7.0843        8.1082        7.4098
          Jul-06        7.8171        8.8290        8.1390
          Aug-06        8.3740        8.8989        8.5411
          Sep-06        8.5175        8.9105        8.6428
          Oct-06        8.8007        9.1623        8.9160
          Nov-06        7.9999        8.4519        8.1442
          Dec-06        9.1026        9.4309        9.2075
          Jan-07        8.7984        9.1806        8.9207
          Feb-07        9.2726        9.2204        9.2559
          Mar-07       10.7553       10.3555       10.6272
          Apr-07       10.0370        9.7543        9.9463
          May-07       10.0356        9.7530        9.9449
          Jun-07        9.7106        9.4811        9.6369
          Jul-07       10.0329        9.7674        9.9476
          Aug-07       10.0604        9.4669        9.8695
          Sep-07       11.5539       10.5906       11.2438
          Oct-07       11.1669       10.2810       10.8815
          Nov-07       10.4672        9.7221       10.2270
          Dec-07       11.1632       10.2769       10.8772
          Jan-08       11.1613       10.2872       10.8791
          Feb-08       11.6917       10.3957       11.2730
          Mar-08       12.5089       11.0152       12.0259
          Apr-08       11.6996       10.3907       11.2761
          May-08       11.3319       10.1066       10.9351
          Jun-08       12.5018       11.0069       12.0174
          Jul-08       12.0828       10.6915       11.6316
          Aug-08       12.2840       10.6531       11.7547
          Sep-08       12.2898       10.6502       11.7573
          Oct-08*      11.9034       10.3579       11.4011
          Nov-08       13.1322        9.8988       12.0806
          Dec-08       12.2825        9.2561       11.2976
          Jan-09       12.2801        9.2521       11.2939
          Feb-09       12.6870        9.5563       11.6666
          Mar-09       13.5905       10.2344       12.4959
          Apr-09       11.5291        8.6800       10.5992
          May-09       13.1167        9.8729       12.0573
          Jun-09       12.6770        9.5397       11.6517
          Jul-09       11.8824        8.9396       10.9200
          Aug-09       13.1090        9.8602       12.0458
          Sep-09       12.2609        9.2201       11.2650
          Oct-09       12.2585        9.2162       11.2615
          Nov-09       12.6647        9.5193       11.6331
          Dec-09       11.5111        8.6502       10.5722
          Jan-10       13.5640       10.1906       12.4562
          Feb-10       12.2490        9.2005       11.2472
          Mar-10       13.5587       10.1820       12.4483
          Apr-10       11.8616        8.9055       10.8888
          May-10       13.0861        9.8227       12.0115
          Jun-10       12.2395        9.1851       11.2330
          Jul-10       12.2371        9.1813       11.2295
          Aug-10       12.6425        9.4834       11.6002
          Sep-10       11.4910        8.6177       10.5423
          Oct-10       13.5403       10.1524       12.4210
          Nov-10       11.8455        8.8797       10.8650
          Dec-10       12.2253        9.1624       11.2120
          Jan-11       13.0659        9.7903       11.9815
          Feb-11       12.2206        9.1549       11.2051
          Mar-11       13.5273       10.1317       12.4018
          Apr-11       12.2159        9.1475       11.1981
          May-11       12.6207        9.4486       11.5679
          Jun-11       11.4712        8.5862       10.5130
          Jul-11       13.5170       10.1154       12.3865
          Aug-11       12.2066        9.1329       11.1844
          Sep-11       11.8229        8.8440       10.8316
          Oct-11       13.0435        9.7550       11.9485
          Nov-11       12.1996        9.1220       11.1742
          Dec-11       11.8162        8.8335       10.8217
          Jan-12       13.0360        9.7435       11.9376
          Feb-12       11.4538        8.5591       10.4874
          Mar-12       13.4965       10.0836       12.3565
          Apr-12       12.5944        9.4077       11.5292





This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                   Eff.
    Distribution  Group I Loan   Group II         Eff. WAC
        Date         Cap (%)    Loan Cap (%)       Cap (%)
----------------  ------------  ------------      --------
          May-12       12.5920        9.4041       11.5258
          Jun-12       12.1836        9.0972       11.1507
          Jul-12       12.5873        9.3969       11.5189
          Aug-12       11.4409        8.5394       10.4686
          Sep-12       13.0165        9.7135       11.9090
          Oct-12       12.5803        9.3862       11.5087
          Nov-12       11.7918        8.7962       10.7862
          Dec-12       12.5756        9.3791       11.5019
          Jan-13       12.5733        9.3756       11.4985
          Feb-13       12.1655        9.0698       11.1243
          Mar-13       13.4664       10.0378       12.3126
          Apr-13       12.1610        9.0631       11.1178
          May-13       11.4219        8.5107       10.4410
          Jun-13       13.4590       10.0268       12.3019
          Jul-13       12.5595        9.3549       11.4784
          Aug-13       11.7724        8.7670       10.7579
          Sep-13       12.5549        9.3481       11.4719
          Oct-13       12.5526        9.3448       11.4686


      * Represents the final month of the Group II Interest Rate Cap agreement.




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
----------

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Group II Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the Class A-2, A-IO, M-1, M-2, B-1, and B-2 Certificates in the manner described herein. The Group II Interest Rate Cap will have an initial notional amount of $50,783,708 (the initial Group II fixed rate notional amount), a term of 60 months and a strike rate of 1-month LIBOR equal to 7.00% up to 9.25%.

The Group II Interest Rate Cap Notional Amount Amortization Schedule
--------------------------------------------------------------------


      Distribution       Interest Rate Cap      Distribution   Interest Rate Cap
         Period           Notional Amount          Period       Notional Amount
        (months)               ($)                (months)            ($)
---------------------- --------------------- ----------------- -----------------
           1                50,783,708              31             26,373,039
           2                50,294,774              32             25,719,968
           3                49,746,908              33             25,082,874
           4                49,141,175              34             24,461,369
           5                48,478,850              35             23,855,075
           6                47,761,427              36             23,263,623
           7                46,990,606              37             22,686,652
           8                46,168,292              38             22,123,812
           9                45,296,591              39             21,574,760
           10               44,377,797              40             21,039,160
           11               43,414,390              41             20,516,685
           12               42,409,020              42             20,007,018
           13               41,364,500              43             19,509,847
           14               40,345,437              44             19,024,869
           15               39,351,215              45             18,551,787
           16               38,381,232              46             18,090,312
           17               37,434,903              47             17,640,162
           18               36,511,654              48             17,201,062
           19               35,610,928              49             16,772,743
           20               34,732,179              50             16,354,942
           21               33,874,875              51             15,947,405
           22               33,038,497              52             15,549,882
           23               32,222,538              53             15,162,128
           24               31,426,504              54             14,783,906
           25               30,649,911              55             14,414,984
           26               29,892,290              56             14,055,136
           27               29,153,179              57             13,704,140
           28               28,432,131              58             13,361,782
           29               27,728,709              59             13,027,850
           30               27,042,483              60             12,702,140


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